UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09205

Advantage Advisers Xanthus Fund, L.L.C.
(Exact name of registrant as specified in charter)

85 Broad Street
New York, NY 10004
(Address of principal executive offices) (Zip code)

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington, DC 20005
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-667-4225

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Advantage Advisers
Xanthus Fund, L.L.C.
Financial Statements
with Report of Independent
Registered Public Accounting Firm
For the Year Ended December 31, 2022

Advantage Advisers Xanthus Fund, L.L.C.
Financial Statements
For the Year Ended December 31, 2022

Advantage Advisers Xanthus Fund, L.L.C.

Management’s Discussion of Company Performance (Unaudited)

The Company’s performance for the fiscal year ended December 31, 2022 was negative and underperformed its benchmarks. The Company’s negative performance and underperformance versus its benchmarks were driven by the portfolio’s long positions, which were affected by a severe correction in high growth stocks.
We believe the one-sided market behavior and severe correction for equities generally during 2022 was directly a result of an aggressively hawkish monetary policy, which caused major equity indices to enter a bear market during the year. Moreover, for individual stocks the correction was even worse and was somewhat masked by broad market averages. Specifically, earlier in the year the percentage of stocks in a bear market (ex. as “whose stock price fell at least 20% relative to their 12-month high”) included 81% of Nasdaq stocks and 56% of S&P 500 stocks. Further, the price of almost half of Nasdaq stocks fell at least 50% from their 2021 highs, and the average decline in price among Russell 2000 stocks was 47%. For high growth stocks, this correction represented not just a recession but a depression, in our view. However, we do regard this correction to be a technical one, as we believe fundamentals of such high growth stocks have remained solid in aggregate. Unlike other corrections of similar or lesser magnitude, such as the dot-com bubble and sell-off in the technology, media and telecommunications section in the late 1990s and the 2007-2008 global financial crisis, we believe fundamentals have remained strong in the aggregate during the year’s sell-off, with positive earnings revisions since 2021’s peak for high growth stocks.
We believe that this disconnect between fundamentals and stock prices can position us well to capitalize on growth. Moreover, in our view, our steady focus on companies which we believe are high-quality secular compounders, many of which are now trading at very attractive prices relative to their growth rate, can provide us with staying power during periods of volatility and broader market underperformance. We own many businesses that we believe have high barriers to entry, strong balance sheets and provide high returns on invested capital, and which we believe are attractive investment opportunities at current levels.
In terms of our current market outlook, we now have a constructive view on equities and, in particular, high quality growth stocks in the medium to long run. For equities in general, we believe relative valuation levels are supportive, as corporate cash flow generation remains robust and corporate balance sheets are strong, in our view. Moreover, we believe the aggressive global monetary backdrop can create an attractive environment for high growth stocks. Specifically, we believe the combination of attractive (and in many cases depressed) valuations following a severe correction since early 2021 for such high growth stocks and a scarcity of compelling asset allocation choices with a slowing economy can create a highly favorable setup for high growth investments.
We have continued to favor high growth sectors such as technology and communication services, which we believe are supported by; one, superior fundamentals, e.g., stronger balance sheets, higher margins and strong cash flow generation: two, strong secular growth trends; three, a scarcity of growth assets; and four, supporting cash flow valuations relative to the broader market and relative to the underlying growth rates. Additionally, we currently find significant cross-sector discrepancies between base sector valuations, on one hand, and underlying fundamentals as well as earnings growth rates, on the other hand. In particular, we consider many high growth sectors, such as technology and communication

Advantage Advisers Xanthus Fund, L.L.C.

Management’s Discussion of Company Performance (Unaudited) (continued)

services, to be undervalued and attractive relative to the market, and even more conspicuously attractive relative to low-volatility, low-growth or no-growth “defensive” equities.
In summary, as markets can be inefficient at times, our steady focus is on seeking to exploit such dislocations and the associated investment opportunities offered, and to not react to what we believe to be volatility or technical corrections. We also consider the current investment opportunity set to be attractive for equities generally and very attractive for high quality growth equities in particular.
During the annual period, the Company continued to utilize total return equity swaps to replicate exposures to an issuer or group of issuers. Overall, the use of the swaps performed as expected and in line with the performance of the long and short book sought to be replicated.
During the annual period, the Company continued to utilize options, both on individual issuers as well as broader sector and market ETF options, to seek to generate alpha and hedge market risks. Overall, the use of options performed as expected.
Performance Overview
Average Annual Total Returns (%) (as of December 31, 2022)	1 Year	5 Year	10 Year
Advantage Advisers Xanthus Fund, L.L.C.	(40.69)%	0.00%	4.82%
MSCI World Index	(18.14)%	6.13%	8.85%
MSCI ACWI	(19.80)%	3.36%	5.94%
Performance of a Hypothetical $100,000 Investment (January 1, 2013 — December 31, 2022)

Advantage Advisers Xanthus Fund, L.L.C.

Management’s Discussion of Company Performance (Unaudited) (concluded)

The chart above shows the change in value of a hypothetical $100,000 investment in the Company during the stated period and assumes the reinvestment of dividends and distributions, including, with respect to the indices’ performance shown above, the reinvestment of dividends on securities in the indices. The above chart and table do not reflect the deduction of taxes that a member may pay on Company distributions or on the withdrawal of capital from the Company.
The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.
The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI ACWI captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. With 2,900 constituents, the index covers approximately 85% of the global investable equity opportunity set.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Company may not match those in an index.
The views expressed above reflect the current views of the Company’s portfolio manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the contributing parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Company are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Company.

Report of Independent Registered Public Accounting Firm
To the Members and the Board of Managers of
Advantage Advisers Xanthus Fund, L.L.C.
Opinion on the Financial Statements
We have audited the accompanying statement of assets, liabilities and members’ capital of Advantage Advisers Xanthus Fund, L.L.C. (the “Company”), including the schedules of portfolio investments, purchased options, securities sold, not yet purchased, written options and swap contracts, as of December 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles
A member firm of Ernst & Young Global Limited

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Advantage Advisers Management, LLC investment companies since 1996.
Philadelphia, Pennsylvania
February 27, 2023
A member firm of Ernst & Young Global Limited

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

December 31, 2022
Assets
Investments in securities, at fair value (cost $1,673,283,960)	$1,977,498,428
Purchased options, at fair value (cost $207,135,687)	190,304,605
Cash and cash equivalents (including United States Dollars of $103,752,822, Euros of $2,161,741 with a cost of $2,160,526, Hong Kong Dollars of $430,938 with a cost of $430,938, and Japanese Yen of $308,891 with a cost of $304,806, of which $101,985,239 is restricted cash)	106,654,392
Due from brokers (United States Dollars of $368,852,305, all of which is restricted cash)	368,852,305
Receivable for investment securities sold	154,836,347
Unrealized gain on total return swap contracts	61,116,167
Interest receivable	2,025,022
Dividends receivable	573,846
Other assets	147,794
Total assets	2,862,008,906
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $922,147,885)	776,819,495
Written options (proceeds $2,855,068)	1,406,900
Withdrawals payable (see Note 3)	98,605,175
Payable for investment securities purchased	95,849,109
Due to brokers (including United States Dollars of $40,320,000, Canadian Dollars of $2,729 with a cost of $2,729, Euros of $1,089,875 with a cost of $1,089,297 Hong Kong Dollars of $3,649,175 with a cost of $3,651,151 and Japanese Yen of $513,621 with a cost of $504,896	45,575,400
Unrealized loss on total return swap contracts	24,550,746
Dividends payable on securities sold, not yet purchased	1,070,250
Accounting and investor services fees payable	192,000
Accrued expenses	2,666,069
Total liabilities	1,046,735,144
Members’ Capital	$1,815,273,762
Members’ Capital
Represented by:
Net capital contributions	$1,167,818,451
Total earnings (loss)	647,455,311
Members’ Capital	$1,815,273,762
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments

Shares			December 31, 2022 Fair Value
	Common Stock – 108.94%
	United States – 75.32%
	Aerospace / Defense – 1.20%
34,558	TransDigm Group, Inc.*	(a)	$21,759,445
	Applications Software – 4.14%
112,897	Confluent, Inc., Class A*		2,510,829
128,409	Elastic NV*		6,613,063
38,109	Five9, Inc.*		2,586,077
181,596	Microsoft Corp.	(a)	43,550,353
27,638	Procore Technologies, Inc.*		1,303,961
64,689	PTC, Inc.*		7,765,267
277,194	Smartsheet, Inc., Class A*		10,910,356
			75,239,906
	Athletic Equipment – 0.29%
670,543	Peloton Interactive, Inc., Class A*		5,324,111
	Building Products - Cement / Aggregate – 1.66%
49,913	Martin Marietta Materials, Inc.	(a)	16,869,097
75,241	Vulcan Materials Co.		13,175,452
			30,044,549
	Coatings / Paint – 1.32%
100,899	The Sherwin-Williams Co.	(a)	23,946,360
	Commercial Services – 0.28%
11,076	Cintas Corp.		5,002,143
	Commercial Services - Finance – 1.65%
106,819	Global Payments, Inc.	(a)	10,609,263
45,314	S&P Global, Inc.		15,177,471
73,028	TransUnion		4,144,339
			29,931,073
	Communications Software – 2.01%
528,929	RingCentral, Inc., Class A*	(a)	18,724,087
261,356	Zoom Video Communications, Inc., Class A*		17,704,255
			36,428,342
	Computer Aided Design – 7.27%
20,863	Altair Engineering, Inc., Class A*		948,641
367,058	Cadence Design Systems, Inc.*		58,964,197
225,487	Synopsys, Inc.*	(a)	71,995,744
			131,908,582
	Computer Software – 1.38%
135,703	Dynatrace, Inc.*	(a)	5,197,425
281,950	Twilio, Inc., Class A*		13,804,272
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares			December 31, 2022 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Computer Software – (continued)
200,903	ZoomInfo Technologies, Inc.*		$6,049,189
			25,050,886
	E-Commerce / Products – 3.29%
711,421	Amazon.com, Inc.*	(a)	59,759,364
	E-Commerce / Services – 5.05%
425,924	Expedia Group, Inc.*	(a)	37,310,942
774,032	Lyft, Inc., Class A*		8,529,833
496,483	Marqeta, Inc., Class A*		3,033,511
1,733,687	Uber Technologies, Inc.*	(a)	42,874,080
			91,748,366
	Energy - Alternate Sources – 0.15%
301,373	Stem, Inc.*		2,694,275
	Enterprise Software / Services – 4.14%
267,882	Bill.com Holdings, Inc.*	(a)	29,188,423
624,000	Qualtrics International, Inc., Class A*		6,477,120
410,953	SS&C Technologies Holdings, Inc.	(a)	21,394,213
1,419,525	UiPath, Inc., Class A*		18,042,163
			75,101,919
	Finance - Credit Card – 5.90%
144,451	Mastercard, Inc., Class A	(a)	50,229,946
273,137	Visa, Inc., Class A	(a)	56,746,943
			106,976,889
	Finance - Other Services – 1.73%
306,780	Intercontinental Exchange, Inc.	(a)	31,472,560
	Human Resources – 0.57%
52,869	Paylocity Holding Corp.*	(a)	10,270,332
	Internet Content - Entertainment – 4.32%
652,180	Meta Platforms, Inc., Class A*	(a)	78,483,341
	Medical - Biomedical / Genetics – 4.65%
435,044	Akero Therapeutics, Inc.*		23,840,411
640,678	Allovir, Inc.*	(a)	3,286,678
205,886	BioCryst Pharmaceuticals, Inc.*		2,363,571
59,701	Blueprint Medicines Corp.*		2,615,501
143,851	Caribou Biosciences, Inc.*		903,384
147,438	Cerevel Therapeutics Holdings, Inc.*		4,650,195
200,303	Certara, Inc.*		3,218,869
145,648	DICE Therapeutics, Inc.*		4,544,218
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares			December 31, 2022 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Medical - Biomedical / Genetics – (continued)
111,020	IGM Biosciences, Inc.*		$1,888,450
172,859	Keros Therapeutics, Inc.*		8,300,689
94,344	Sarepta Therapeutics, Inc.*	(a)	12,225,096
421,281	TG Therapeutics, Inc.*		4,983,754
255,225	Ultragenyx Pharmaceutical, Inc.*		11,824,574
			84,645,390
	Medical - Drugs – 0.70%
336,001	ORIC Pharmaceuticals, Inc.*		1,979,046
185,983	PMV Pharmaceuticals, Inc.*		1,618,052
313,482	Rhythm Pharmaceuticals, Inc.*		9,128,596
			12,725,694
	Metal Processors & Fabrication – 0.26%
145,798	Xometry, Inc., Class A*		4,699,070
	Private Equity – 0.96%
349,239	The Carlyle Group, Inc.		10,421,292
152,343	KKR & Co., Inc.		7,071,762
			17,493,054
	REITs - Diversified – 2.99%
114,516	American Tower Corp.		24,261,360
45,650	Equinix, Inc.		29,902,120
			54,163,480
	Retail - Apparel / Shoes – 1.43%
223,219	Ross Stores, Inc.	(a)	25,909,029
	Retail - Building Products – 1.78%
162,177	Lowe’s Cos., Inc.	(a)	32,312,145
	Retail - Major Department Stores – 2.98%
680,435	The TJX Cos., Inc.	(a)	54,162,626
	Retail - Restaurants – 2.50%
22,918	Chipotle Mexican Grill, Inc.*		31,798,496
105,902	Yum! Brands, Inc.		13,563,928
			45,362,424
	Semiconductor Components - Integrated Circuits – 5.64%
269,736	Analog Devices, Inc.		44,244,796
528,000	QUALCOMM, Inc.		58,048,320
			102,293,116
	Semiconductor Equipment – 5.08%
90,712	KLA Corp.	(a)	34,201,145
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares			December 31, 2022 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Semiconductor Equipment – (continued)
81,550	Lam Research Corp.	(a)	$34,275,465
273,007	Teradyne, Inc.		23,847,161
			92,323,771
	Total United States (Cost $1,057,068,487)		$1,367,232,242

	Brazil – 0.46%
	Finance - Investment Banker / Broker – 0.46%
550,017	XP, Inc., Class A*		8,437,261
	Total Brazil (Cost $14,298,703)		$8,437,261

	Canada – 0.36%
	Internet Application Software – 0.36%
187,380	Shopify, Inc., Class A*	(a)	6,503,960
	Total Canada (Cost $6,401,198)		$6,503,960

	China – 9.74%
	E-Commerce / Products – 4.11%
309,665	Alibaba Group Holding, Ltd. – Sponsored ADR*		27,278,390
582,898	JD.com, Inc., Class A – Sponsored ADR*		32,718,065
178,360	Pinduoduo, Inc. – Sponsored ADR*		14,545,258
			74,541,713
	Entertainment Software – 1.09%
272,828	NetEase, Inc. – Sponsored ADR		19,815,498
	Enterprise Software / Services – 0.21%
4,241,447	Ming Yuan Cloud Group Holdings, Ltd.		3,814,881
	Real Estate Management / Services – 0.71%
920,975	KE Holdings, Inc. – Sponsored ADR*		12,856,811
	Schools – 0.48%
251,606	New Oriental Education & Technology Group, Inc. – Sponsored ADR*		8,760,921
	Transport – Services – 0.96%
2,173,339	Full Truck Alliance Co., Ltd. – Sponsored ADR*		17,386,712
	Web Portals / ISP – 2.18%
346,012	Baidu, Inc. – Sponsored ADR*		39,576,853
	Total China (Cost $195,055,232)		$176,753,389

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares		December 31, 2022 Fair Value
	Common Stock – (continued)
	France – 9.23%
	Aerospace / Defense - Equipment – 7.18%
601,899	Airbus SE	$71,316,662
473,187	Safran SA	59,045,632
		130,362,294
	Apparel Manufacturers – 0.51%
18,229	Kering SA	9,250,805
	Textile - Apparel – 1.54%
38,422	LVMH Moet Hennessy Louis Vuitton SE	27,879,897
	Total France (Cost $158,490,349)	$167,492,996

	Germany – 1.97%
	Aerospace / Defense – 1.18%
99,507	MTU Aero Engines AG	21,473,406
	Athletic Footwear – 0.79%
105,315	adidas AG	14,326,177
	Total Germany (Cost $41,525,447)	$35,799,583

	Hong Kong – 0.77%
	Casino Hotels – 0.77%
2,123,000	Galaxy Entertainment Group, Ltd.	14,035,554
	Total Hong Kong (Cost $11,484,785)	$14,035,554

	Israel – 0.16%
	Applications Software – 0.16%
136,184	JFrog, Ltd.*	2,904,805
	Total Israel (Cost $7,528,366)	$2,904,805

	Japan – 3.42%
	Audio / Video Products – 3.01%
717,000	Sony Group Corp.	54,531,017
	Web Portals / ISP – 0.41%
2,926,503	Z Holdings Corp.	7,363,667
	Total Japan (Cost $61,192,463)	$61,894,684

	Netherlands – 2.02%
	Semiconductor Equipment – 2.02%
67,079	ASML Holding NV	36,651,965
	Total Netherlands (Cost $34,782,394)	$36,651,965

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

Shares			December 31, 2022 Fair Value
	Common Stock – (continued)
	Singapore – 0.32%
	E-Commerce / Products – 0.32%
112,139	Sea, Ltd. – Sponsored ADR*		$5,834,592
	Total Singapore (Cost $3,838,084)		$5,834,592

	Taiwan – 2.63%
	Semiconductor Components – Integrated Circuits – 2.63%
641,436	Taiwan Semiconductor Manufacturing Co., Ltd. – Sponsored ADR		$47,780,568
	Total Taiwan (Cost $45,576,343)		$47,780,568

	Uruguay – 2.54%
	Commercial Services – Finance – 0.07%
83,812	Dlocal, Ltd.*		1,304,953
	E-Commerce / Services – 2.47%
53,025	MercadoLibre, Inc.*	(a)	44,871,876
	Total Uruguay (Cost $36,042,109)		$46,176,829
	Total Common Stock (Cost $1,673,283,960)		$1,977,498,428
	Total Investments in Securities (Cost $1,673,283,960) – 108.94%		$1,977,498,428
	Total Purchased Options (Cost $207,135,687) – 10.48%		190,304,605
	Total Securities Sold, Not Yet Purchased (Proceeds $922,147,885) – (42.79)%		(776,819,495)
	Total Written Options (Proceeds 2,855,068) – (0.08)%		(1,406,900)
	Other Assets, in Excess of Liabilities – 23.45%**		425,697,124
	Members’ Capital – 100.00%		$1,815,273,762

(a)
Partially or wholly held in a pledge account by the Custodian, the assets of which are pledged as collateral for securities sold, not yet purchased.

*
Non-income producing security

**
Includes $103,752,822 invested in U.S. Dollar Cash Reserve Account at the Bank of New York Mellon (the “Custodian”), which is 5.72% of Members’ Capital, and foreign currency with a U.S. Dollar value of  $2,901,570 held in a Foreign Cash Account with the Custodian which is 0.16% of Members’ Capital. $101,985,239 of those amounts is held as restricted cash and is in a segregated account with the Custodian, primarily as collateral for swap contracts, in each case as at December 31, 2022.

ADR
American Depository Receipt

REIT
Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (concluded)

Investments in Securities – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Aerospace / Defense	2.38
Aerospace / Defense - Equipment	7.18
Apparel Manufacturers	0.51
Applications Software	4.30
Athletic Equipment	0.29
Athletic Footwear	0.79
Audio / Video Products	3.01
Building Products - Cement / Aggregate	1.66
Casino Hotels	0.77
Coatings / Paint	1.32
Commercial Services	0.28
Commercial Services - Finance	1.72
Communications Software	2.01
Computer Aided Design	7.27
Computer Software	1.38
E-Commerce / Products	7.72
E-Commerce / Services	7.52
Energy - Alternate Sources	0.15
Entertainment Software	1.09
Enterprise Software / Services	4.35
Finance - Credit Card	5.90
Finance - Investment Banker / Broker	0.46
Investments in Securities – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Finance - Other Services	1.73
Human Resources	0.57
Internet Application Software	0.36
Internet Content - Entertainment	4.32
Medical - Biomedical / Genetics	4.65
Medical - Drugs	0.70
Metal Processors & Fabrication	0.26
Private Equity	0.96
Real Estate Management / Services	0.71
REITs - Diversified	2.99
Retail - Apparel / Shoes	1.43
Retail - Building Products	1.78
Retail - Major Department Stores	2.98
Retail - Restaurants	2.50
Schools	0.48
Semiconductor Components - Integrated Circuits	8.27
Semiconductor Equipment	7.10
Textile - Apparel	1.54
Transport - Services	0.96
Web Portals / ISP	2.59
Total Investments in Securities	108.94%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Purchased Options

Notional Amount (USD)	Contracts	Expiration Date Strike Price		December 31, 2022 Fair Value
			Purchased Options – 10.48%
			Equity Options – 10.29%
			Equity Call Options – 6.59%
			United States – 5.67%
			Applications Software – 0.32%
		2/17/2023
$36,771,000	1,751	$210	Microsoft Corp.	$5,822,075
			Auto - Cars / Light Trucks – 0.01%
		2/17/2023
68,420,000	3,110	$220	Tesla, Inc.	177,270
			Beverages - Non-Alcoholic – 0.03%
		3/17/2023
18,148,000	2,792	$65	The Coca-Cola Co.	469,056
			Commercial Services - Finance – 0.23%
		3/17/2023
9,423,000	2,094	$45	H&R Block, Inc.	4,208,940
			Communications Software – 0.06%
		4/21/2023
4,155,000	1,385	$30	RingCentral, Inc., Class A	1,177,250
			E-Commerce / Products – 0.14%
		2/17/2023
62,631,000	6,959	$90	Amazon.com, Inc.	2,609,625
			E-Commerce / Services – 1.03%
		3/17/2023
68,850,000	405	$1,700	Booking Holdings, Inc.	14,879,700
		2/17/2023
21,762,000	4,836	$45	DoorDash, Inc., Class A	3,747,900
				18,627,600
			Electronic Component - Semiconductor – 0.19%
		3/17/2023
15,213,000	2,766	$55	Advanced Micro Devices, Inc.	3,498,990
			Enterprise Software / Services – 0.25%
		2/17/2023
15,120,000	3,780	$40	Alteryx, Inc., Class A	4,498,200
			Finance - Credit Card – 0.69%
		1/20/2023
38,126,000	3,466	$110	American Express Co.	12,529,590
			Hotels & Motels – 0.87%
		1/20/2023
38,530,000	3,853	$100	Hilton Worldwide Holdings, Inc.	9,979,270
		1/20/2023
19,952,500	1,735	$115	Marriott International, Inc., Class A	5,846,950
				15,826,220
			Internet Content - Entertainment – 1.75%
		2/17/2023
47,285,500	5,563	$85	Meta Platforms, Inc., Class A	20,444,025
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Purchased Options (continued)

Notional Amount (USD)	Contracts	Expiration Date Strike Price		December 31, 2022 Fair Value
			Purchased Options – (continued)
			Equity Options – (continued)
			Equity Call Options – (continued)
			United States – (continued)
			Internet Content - Entertainment – (continued)
		2/17/2023
$58,107,000	5,534	$105	Meta Platforms, Inc., Class A	$11,289,360
				31,733,385
			Multimedia – 0.10%
		2/17/2023
23,613,000	2,778	$85	The Walt Disney Co.	1,833,480
			Total United States (Cost $113,180,485)	$103,011,681

			Australia – 0.11%
			Enterprise Software / Services – 0.11%
		2/17/2023
12,000,000	1,000	$120	Atlassian Corp. PLC, Class A	1,930,000
			Total Australia (Cost $1,943,043)	$1,930,000

			Canada – 0.28%
			Internet Application Software – 0.28%
		1/20/2023
13,120,000	5,248	$25	Shopify, Inc., Class A	5,169,280
			Total Canada (Cost $5,611,577)	$5,169,280

			China – 0.20%
			E-Commerce / Products – 0.20%
		3/17/2023
12,438,000	2,764	$45	JD.com, Inc., Class A – Sponsored ADR	3,662,300
			Total China (Cost $3,173,122)	$3,662,300

			Taiwan – 0.33%
			Semiconductor Components - Integrated
			Circuits – 0.33%
		1/20/2023
24,294,000	4,049	$60	Taiwan Semiconductor Manufacturing Co., Ltd. – Sponsored ADR	5,911,540
			Total Taiwan (Cost $6,368,552)	$5,911,540
			Total Equity Call Options (Cost $130,276,779)	$119,684,801

			Equity Put Options – 3.70%
			United States – 3.35%
			Communications Software – 0.28%
		3/17/2023
33,037,500	4,405	$75	Zoom Video Communications, Inc., Class A	5,065,750

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Purchased Options (continued)

Notional Amount (USD)	Contracts	Expiration Date Strike Price		December 31, 2022 Fair Value
			Purchased Options – (continued)
			Equity Options – (continued)
			Equity Put Options – (continued)
			United States – (continued)
			Computers – 0.12%
		3/17/2023
$13,531,500	873	$155	Apple, Inc.	$2,217,420
			Enterprise Software / Services – 0.30%
		2/17/2023
32,772,000	2,731	$120	Bill.com Holdings, Inc.	5,380,070
			Growth & Income - Large Cap – 0.55%
		6/16/2023
354,004,500	10,261	$345	SPDR S&P 500 ETF Trust	9,860,821
			Sector Fund - Technology – 2.10%
		6/16/2023
983,712,000	40,988	$240	Invesco QQQ Trust Series 1	38,200,816
			Total United States (Cost $64,154,569)	$60,724,877

			China – 0.35%
			E-Commerce / Products – 0.35%
		4/21/2023
27,870,000	2,787	$100	Pinduoduo, Inc. – Sponsored ADR	6,424,035
			Total China (Cost $6,376,707)	$6,424,035
			Total Equity Put Options (Cost $70,531,276)	$67,148,912
			Total Equity Options (Cost $200,808,055)	$186,833,713

			Currency Put Options – 0.19%
			United States – 0.19%
		6/16/2023
5,494,179	95,550,944	$5.75	USD-BRL	3,023,463
		6/16/2023
12,780,589	171,551,524	$7.45	USD-CNH	447,429
			Total United States (Cost $6,327,632)	$3,470,892
			Total Currency Put Options (Cost $6,327,632)	$3,470,892
			Total Purchased Options (Cost $207,135,687)	$190,304,605

ADR
American Depository Receipt

BRL
Brazilian Real

CNH
Chinese Renminbi Yuan

ETF
Exchange-Traded Fund

SPDR
Standard & Poor’s Depository Receipt

USD
United States Dollar

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Purchased Options (concluded)

Purchased Options – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Applications Software	0.32
Auto - Cars / Light Trucks	0.01
Beverages - Non-alcoholic	0.03
Commercial Services - Finance	0.23
Communications Software	0.34
Computers	0.12
Currency	0.19
E-Commerce / Products	0.69
E-Commerce / Services	1.03
Electronic Component - Semiconductor	0.19
Purchased Options – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Enterprise Software / Services	0.66
Finance - Credit Card	0.69
Growth & Income - Large Cap	0.55
Hotels & Motels	0.87
Internet Application Software	0.28
Internet Content - Entertainment	1.75
Multimedia	0.10
Sector Fund - Technology	2.10
Semiconductor Components - Integrated Circuits	0.33
Total Purchased Options	10.48%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased

Shares		December 31, 2022 Fair Value
	Securities Sold, Not Yet Purchased – 42.79%
	Common Stock – 42.79%
	United States – 36.65%
	Advertising Agencies – 0.99%
167,482	The Interpublic Group of Cos., Inc.	$5,578,825
151,215	Omnicom Group, Inc.	12,334,608
		17,913,433
	Advertising Services – 0.13%
51,284	The Trade Desk, Inc., Class A*	2,299,062
	Apparel Manufacturers – 0.23%
661,787	Hanesbrands, Inc.	4,208,965
	Appliances – 0.29%
36,839	Whirlpool Corp.	5,211,245
	Applications Software – 0.64%
402,324	C3.ai, Inc., Class A*	4,502,006
18,279	ServiceNow, Inc.*	7,097,187
		11,599,193
	Auto - Cars / Light Trucks – 0.61%
89,946	Tesla, Inc.*	11,079,548
	Beverages - Non-Alcoholic – 0.41%
116,903	The Coca-Cola Co.	7,436,200
	Cable / Satellite TV – 0.26%
14,121	Charter Communications, Inc., Class A*	4,788,431
	Commercial Services - Finance – 0.33%
164,898	H&R Block, Inc.	6,020,426
	Computer Data Security – 0.43%
70,426	Rapid7, Inc.*	2,393,075
49,085	Zscaler, Inc.*	5,492,612
		7,885,687
	Computer Software – 1.94%
109,540	Akamai Technologies, Inc.*	9,234,222
4,946	Bandwidth, Inc., Class A*	113,511
62,696	Braze, Inc., Class A*	1,710,347
221,862	Cloudflare, Inc., Class A*	10,030,381
52,594	Fastly, Inc., Class A*	430,745
114,652	SolarWinds Corp.*	1,073,143
111,364	Splunk, Inc.*	9,587,327
92,857	Teradata Corp.*	3,125,567
		35,305,243
	Computers – 0.09%
57,683	HP, Inc.	1,549,942
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2022 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Computers - Memory Devices – 0.01%
4,795	Seagate Technology Holdings, PLC	$252,265
	Consulting Services – 0.48%
49,787	Verisk Analytics, Inc.	8,783,423
	Consumer Products - Miscellaneous – 1.38%
183,915	Kimberly-Clark Corp.	24,966,461
	Cosmetics & Toiletries – 0.60%
71,123	Colgate-Palmolive Co.	5,603,781
34,845	The Procter & Gamble Co.	5,281,108
		10,884,889
	Diversified Manufacturing Operations – 0.27%
85,092	A.O. Smith Corp.	4,870,666
	E-Commerce / Products – 0.36%
197,540	Wayfair, Inc., Class A*	6,497,091
	E-Commerce / Services – 0.07%
66,894	TripAdvisor, Inc.*	1,202,754
	Electric - Distribution – 0.54%
102,708	Consolidated Edison, Inc.	9,789,099
	Electric - Integrated – 1.04%
52,908	Duke Energy Corp.	5,448,995
136,534	PPL Corp.	3,989,523
133,039	The Southern Co.	9,500,315
		18,938,833
	Electronic Components - Semiconductors – 6.81%
152,776	GLOBALFOUNDRIES, Inc.*	8,233,099
92,627	Marvell Technology, Inc.	3,430,904
368,501	NVIDIA Corp.	53,852,736
351,955	Texas Instruments, Inc.	58,150,005
		123,666,744
	Electronic Forms – 1.11%
59,955	Adobe, Inc.*	20,176,656
	Enterprise Software / Services – 1.93%
19,380	HubSpot, Inc.*	5,603,339
585,072	Palantir Technologies Inc., Class A*	3,756,162
133,582	Salesforce, Inc.*	17,711,637
49,220	Veeva Systems, Inc., Class A*	7,943,124
		35,014,262
	Finance - Credit Card – 0.30%
398,471	The Western Union Co.	5,486,946

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2022 Fair Value
	Common Stock – (continued)
	United States – (continued)
	Food - Confectionery – 0.32%
36,746	The J M Smucker Co.	$5,822,771
	Food - Miscellaneous / Diversified – 3.70%
304,131	Campbell Soup Co.	17,259,434
325,134	Conagra Brands, Inc.	12,582,686
247,430	General Mills, Inc.	20,747,006
233,364	Kellogg Co.	16,624,851
		67,213,977
	Internet Content - Entertainment – 0.23%
470,548	Snap, Inc., Class A*	4,211,405
	Internet Infrastructure Software – 0.53%
66,671	F5, Inc.*	9,567,955
	Investment Management / Advisory Services – 2.38%
289,842	Franklin Resources, Inc.	7,646,032
208,922	Invesco, Ltd.	3,758,507
291,571	T Rowe Price Group, Inc.	31,798,733
		43,203,272
	Medical - Biomedical / Genetics – 0.90%
62,031	Amgen, Inc.	16,291,822
	Networking Products – 0.53%
202,295	Cisco Systems, Inc.	9,637,334
	Private Equity – 0.07%
18,205	Ares Management Corp., Class A	1,245,950
	Real Estate Management / Services – 0.25%
209,597	Anywhere Real Estate, Inc.*	1,339,325
268,885	Cushman & Wakefield PLC*	3,350,307
		4,689,632
	REITs - Health Care – 0.34%
137,868	Ventas, Inc.	6,210,953
	REITs - Office Property – 0.96%
93,593	Boston Properties, Inc.	6,325,015
168,228	Brandywine Realty Trust	1,034,602
129,120	Douglas Emmett, Inc.	2,024,602
136,170	Hudson Pacific Properties, Inc.	1,324,934
123,847	SL Green Realty Corp.	4,176,121
124,057	Vornado Realty Trust	2,581,626
		17,466,900
	REITs - Shopping Centers – 1.08%
56,937	Federal Realty Investment Trust	5,752,914
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2022 Fair Value
	Common Stock – (continued)
	United States – (continued)
	REITs - Shopping Centers – (continued)
283,920	Kimco Realty Corp.	$6,013,426
123,445	Regency Centers Corp.	7,715,313
		19,481,653
	REITs - Storage – 0.72%
34,377	Extra Space Storage, Inc.	5,059,607
28,260	Public Storage	7,918,169
		12,977,776
	REITs - Warehouse / Industrial – 0.66%
105,827	Prologis, Inc.	11,929,878
	Retail - Apparel / Shoes – 0.03%
122,898	Chico’s FAS, Inc.*	604,658
	Retail - Bedding – 0.00%
31,243	Bed, Bath & Beyond, Inc.*	78,420
	Retail - Major Department Stores – 0.31%
347,054	Nordstrom, Inc.	5,601,452
	Retail - Miscellaneous / Diversified – 0.25%
359,652	Sally Beauty Holdings, Inc.*	4,502,843
	Retail - Regional Department Stores – 0.45%
261,045	Kohl’s Corp.	6,591,386
82,336	Macy’s, Inc.	1,700,238
		8,291,624
	Retail - Restaurants – 0.10%
54,972	The Cheesecake Factory, Inc.	1,743,162
	Telecommunication Equipment – 0.30%
167,629	Juniper Networks, Inc.	5,357,423
	Telephone - Integrated – 0.35%
345,449	AT&T, Inc.	6,359,716
	Transport - Services – 0.94%
185,498	CH Robinson Worldwide, Inc.	16,984,197
	Total United States (Proceeds $787,135,089)	$665,302,237
	Canada – 0.37%
	Investment Management / Advisory Services – 0.07%
41,366	Brookfield Asset Management, Ltd., Class A*	1,185,963
	Medical - Drugs – 0.01%
94,762	Canopy Growth Corp.*	219,108
	Private Equity – 0.29%
165,467	Brookfield Corp.	5,205,592
	Total Canada (Proceeds $11,558,804)	$6,610,663

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2022 Fair Value
	Common Stock – (continued)
	China - 1.81%
	Auto - Cars / Light Trucks – 0.83%
511,148	Li Auto, Inc. – Sponsored ADR*	$10,427,419
484,168	NIO, Inc. – Sponsored ADR*	4,720,638
		15,148,057
	Computer Software – 0.01%
73,431	Tuya, Inc. – Sponsored ADR*	140,253
	Internet Content - Information / Network – 0.55%
235,000	Tencent Holdings, Ltd.	10,056,438
	Metal - Aluminum – 0.05%
4,170,000	China Zhongwang Holdings, Ltd.*	897,584
	Retail - Drug Stores – 0.06%
419,500	Ping An Healthcare and Technology Co., Ltd.*	1,144,831
	Wireless Equipment – 0.31%
3,982,200	Xiaomi Corp., Class B*	5,581,749
	Total China (Proceeds $44,114,714)	$32,968,912

	France – 0.26%
	Advertising Services – 0.11%
31,830	Publicis Groupe SA	2,018,531
	REITs - Regional Malls – 0.15%
113,892	Klepierre SA	2,616,998
	Total France (Proceeds $3,407,599)	$4,635,529

	Germany – 1.17%
	Enterprise Software / Services – 1.17%
206,164	SAP SE	21,208,550
	Total Germany (Proceeds $27,725,349)	$21,208,550

	Hong Kong – 0.52%
	Auto - Cars / Light Trucks – 0.29%
3,579,000	Geely Automobile Holdings, Ltd.	5,227,529
	Electric - Integrated – 0.23%
771,000	Power Assets Holdings, Ltd.	4,222,993
	Total Hong Kong (Proceeds $9,904,051)	$9,450,522

	Israel – 0.54%
	Auto/Truck Parts & Equipment - Original – 0.23%
120,956	Mobileye Global, Inc., Class A*	4,240,717

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

Shares		December 31, 2022 Fair Value
	Common Stock – (continued)
	Israel – (continued)
	Computer Data Security – 0.21%
30,855	Check Point Software Technologies, Ltd.*	$3,892,667
	Internet Application Software – 0.10%
23,295	Wix.com, Ltd.*	1,789,755
	Total Israel (Proceeds $8,147,479)	$9,923,139

	Japan – 0.65%
	Semiconductor Equipment – 0.65%
40,100	Tokyo Electron, Ltd.	11,816,196
	Total Japan (Proceeds $12,845,009)	$11,816,196

	Switzerland – 0.47%
	Computers - Peripheral Equipment – 0.01%
3,200	Logitech International SA	199,200
	Medical - Drugs – 0.46%
92,019	Novartis AG – Sponsored ADR	8,347,964
	Total Switzerland (Proceeds $8,092,463)	$8,547,164

	Taiwan – 0.35%
	Semiconductor Components - Integrated Circuits – 0.35%
973,443	United Microelectronics Corp. – Sponsored ADR	6,356,583
	Total Taiwan (Proceeds $9,217,328)	$6,356,583
	Total Common Stock (Proceeds $922,147,885)	$776,819,495
	Total Securities Sold, Not Yet Purchased (Proceeds $922,147,885)	$776,819,495

*
Non-income producing security

ADR
American Depository Receipt

REIT
Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (concluded)

Securities Sold, Not Yet Purchased – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Advertising Agencies	0.99
Advertising Services	0.24
Apparel Manufacturers	0.23
Appliances	0.29
Applications Software	0.64
Auto/Truck Parts & Equipment - Original	0.23
Auto - Cars / Light Trucks	1.73
Beverages - Non-Alcoholic	0.41
Cable / Satellite TV	0.26
Commercial Services - Finance	0.33
Computer Data Security	0.64
Computer Software	1.95
Computers	0.09
Computers - Memory Devices	0.01
Computers - Peripheral Equipment	0.01
Consulting Services	0.48
Consumer Products - Miscellaneous	1.38
Cosmetics & Toiletries	0.60
Diversified Manufacturing Operations	0.27
E-Commerce / Products	0.36
E-Commerce / Services	0.07
Electric - Distribution	0.54
Electric - Integrated	1.27
Electronic Components - Semiconductors	6.81
Electronic Forms	1.11
Enterprise Software / Services	3.10
Finance - Credit Card	0.30
Food - Confectionery	0.32
Food - Miscellaneous / Diversified	3.70
Internet Application Software	0.10
Internet Content - Entertainment	0.23
Securities Sold, Not Yet Purchased – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Internet Content - Information / Network	0.55
Internet Infrastructure Software	0.53
Investment Management / Advisory Services	2.45
Medical - Biomedical / Genetics	0.90
Medical - Drugs	0.47
Metal - Aluminum	0.05
Networking Products	0.53
Private Equity	0.36
Real Estate Management / Services	0.25
REITs - Health Care	0.34
REITs - Office Property	0.96
REITs - Regional Malls	0.15
REITs - Shopping Centers	1.08
REITs - Storage	0.72
REITs - Warehouse / Industrial	0.66
Retail - Apparel / Shoes	0.03
Retail - Bedding	0.00
Retail - Drug Stores	0.06
Retail - Major Department Stores	0.31
Retail - Miscellaneous / Diversified	0.25
Retail - Regional Department Stores	0.45
Retail - Restaurants	0.10
Semiconductor Components - Integrated Circuits	0.35
Semiconductor Equipment	0.65
Telecommunication Equipment	0.30
Telephone - Integrated	0.35
Transport - Services	0.94
Wireless Equipment	0.31
Total Securities Sold, Not Yet Purchased	42.79%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Written Options

Notional Amount (USD)	Contracts	Expiration Date Strike Price		December 31, 2022 Fair Value
			Written Options – 0.08%*
			Equity Options – 0.08%
			Equity Put Options – 0.08%
			United States – 0.02%
			Enterprise Software / Services – 0.02%
		2/17/2023
$15,120,000	3,780	$40	Alteryx, Inc., Class A	$396,900
			Total United States (Proceeds $1,508,117)	$396,900
			Australia – 0.06%
			Enterprise Software / Services – 0.06%
		2/17/2023
12,000,000	1,000	$120	Atlassian Corp. PLC, Class A	$1,010,000
			Total Australia (Proceeds $1,346,951)	$1,010,000
			Total Equity Put Options (Proceeds – $2,855,068)	$1,406,900
			Total Equity Options (Proceeds – $2,855,068)	$1,406,900
			Total Written Options (Proceeds – $2,855,068)	$1,406,900

*
Counterparty to all written options is Morgan Stanley

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Written Options (concluded)

Written Options – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Enterprise Software / Services	0.08
Total Written Options	0.08

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Gain***
	Swap Contracts – 2.02%
	Total Return Swap Contracts - Unrealized Gain – 3.37%
	United States – 2.16%
	Web Portals / ISP – 2.16%
$31,333,104	6/3/2024	Alphabet, Inc., Class A	$39,278,536
		Agreement with Morgan Stanley, dated 07/08/2011 to receive the total return of the shares of Alphabet Inc., Class A in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$39,278,536

	Australia – 0.13%
	Commercial Banks - Non-US – 0.12%
(9,101,448)	12/27/2024	Bank of Queensland, Ltd.	2,100,409
		Agreement with Morgan Stanley, dated 06/20/2018 to deliver the total return of the shares of Bank of Queensland, Ltd. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Retail - Building Products – 0.01%
(5,811,258)	12/27/2024	Wesfarmers, Ltd.	203,773
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Wesfarmers, Ltd. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$2,304,182

	Brazil – 0.12%
	Commercial Services - Finance – 0.12%
(4,046,663)	2/2/2023	Cielo SA	2,177,604
		Agreement with Morgan Stanley, dated 02/12/2019 to deliver the total return of the shares of Cielo SA in exchange for interest based on the Daily Fed Funds Effective Rate less 1.00%**.
	Total Brazil		$2,177,604
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Gain***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Gain – (continued)
	Japan – 0.35%
	Audio / Video Products – 0.12%
$(9,944,727)	12/24/2024	Sharp Corp.	$2,211,132
		Agreement with Morgan Stanley, dated 08/03/2012 to deliver the total return of the shares of Sharp Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 1.25%**.
	Bicycle Manufacturing – 0.04%
(9,057,655)	12/24/2024	Shimano, Inc.	707,365
		Agreement with Morgan Stanley, dated 05/09/2022 to deliver the total return of the shares of Shimano, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Building Products - Air & Heating – 0.01%
(6,052,604)	12/24/2024	Daikin Industries, Ltd.	271,721
		Agreement with Morgan Stanley, dated 04/22/2022 to deliver the total return of the shares of Daikin Industries, Ltd. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	E-Commerce / Products – 0.07%
(2,184,794)	12/24/2024	Rakuten Group, Inc.	1,201,156
		Agreement with Morgan Stanley, dated 08/16/2021 to deliver the total return of the shares of Rakuten Group, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Electric - Integrated – 0.02%
(2,942,383)	12/24/2024	Chubu Electric Power Co., Inc.	295,504

Agreement with Morgan Stanley, dated
07/28/2021 to deliver the total return of the shares
of Chubu Electric Power Co., Inc. in exchange for
interest based on the Daily Fed Funds Effective
Rate less 0.40%**.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Gain***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Gain – (continued)
	Japan – (continued)
	Electric - Integrated – (continued)
$(1,644,018)	12/24/2024	Tokyo Electric Power Co. Holdings, Inc.	$28,891

Agreement with Morgan Stanley, dated
02/17/2016 to deliver the total return of the shares
of Tokyo Electric Power Co. Holdings, Inc. in
exchange for interest based on the Daily Fed
Funds Effective Rate less 0.40%**.

			324,395
	Office Automation & Equipment – 0.02%
(11,387,449)	12/24/2024	Canon, Inc.	276,575
		Agreement with Morgan Stanley, dated 03/31/2020 to deliver the total return of the shares of Canon, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
(810,142)	12/24/2024	Ricoh Co., Ltd.	140,809
		Agreement with Morgan Stanley, dated 05/24/2012 to deliver the total return of the shares of Ricoh Co., Ltd. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
			417,384
	Photo Equipment & Supplies – 0.01%
(2,151,194)	12/24/2024	Nikon Corp.	221,881
		Agreement with Morgan Stanley, dated 10/29/2013 to deliver the total return of the shares of Nikon Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Semiconductor Equipment – 0.06%
(11,014,729)	12/24/2024	Advantest Corp.	1,032,805
		Agreement with Morgan Stanley, dated 08/26/2011 to deliver the total return of the shares of Advantest Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$6,387,839

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Gain***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Gain – (continued)
	Spain – 0.33%
	Building - Heavy Construction – 0.33%
$7,477,809	1/4/2024	Cellnex Telecom SA	$5,930,835
		Agreement with Morgan Stanley, dated 05/06/2015 to receive the total return of the shares of Cellnex Telecom SA in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Spain		$5,930,835

	Taiwan – 0.05%
	Semiconductor Components - Integrated Circuits – 0.05%
(2,534,002)	1/25/2024	Novatek Microelectronics, Ltd.	744,033

Agreement with Morgan Stanley, dated
07/19/2013 to deliver the total return of the shares
of Novatek Microelectronics, Ltd. in exchange
for interest based on the Daily Fed Funds
Effective Rate less 4.63%**.

(1,116,759)	1/25/2024	United Microelectronics Corp.	195,576

Agreement with Morgan Stanley, dated
08/08/2013 to deliver the total return of the shares
of United Microelectronics Corp. in exchange for
interest based on the Daily Fed Funds Effective
Rate less 2.50%**.

	Total Taiwan		$939,609

	United Kingdom – 0.23%
	Cosmetics & Toiletries – 0.04%
(11,174,797)	1/4/2024	Unilever PLC	721,306
		Agreement with Morgan Stanley, dated 12/23/2019 to deliver the total return of the shares of Unilever PLC in exchange for interest based on the Daily Fed Funds Effective Rate less 0.35%**.
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Gain***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Gain – (continued)
	United Kingdom – (continued)
	Food - Retail – 0.14%
$(3,841,250)	12/14/2023	Marks & Spencer Group PLC	$2,516,770

Agreement with Morgan Stanley, dated
02/16/2016 to deliver the total return of the shares
of Marks & Spencer Group PLC in exchange for
interest based on the Daily Fed Funds Effective
Rate less 0.30%**.

	Retail - Apparel / Shoes – 0.05%
(3,942,207)	12/14/2023	Next PLC	859,486
		Agreement with Morgan Stanley, dated 03/24/2016 to deliver the total return of the shares of Next PLC in exchange for interest based on the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$4,097,562
	Total Return Swap Contracts - Unrealized Gain****		$61,116,167

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Loss***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Loss – (1.35)%
	United States – (0.27)%
	Private Equity – (0.27)%
$57,796,109	6/3/2024	The Carlyle Group, Inc.	$(4,918,040)
		Agreement with Morgan Stanley, dated 11/16/2017 to receive the total return of the shares of The Carlyle Group, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$(4,918,040)

	Australia – (0.05)%
	Commercial Banks - Non-US – (0.05)%
(7,375,783)	12/27/2024	Commonwealth Bank of Australia	(719,108)

Agreement with Morgan Stanley, dated
02/24/2016 to deliver the total return of the shares
of Commonwealth Bank of Australia in exchange
for interest based on the Daily Fed Funds
Effective Rate less 0.40%**.

(20,279,038)	12/27/2024	Westpac Banking Corp.	(280,874)
		Agreement with Morgan Stanley, dated 08/14/2015 to deliver the total return of the shares of Westpac Banking Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$(999,982)

	Brazil – (0.26)%
	Finance - Other Services – (0.10)%
25,740,254	2/2/2023	B3 SA-Brasil Bolsa Balcao	(1,848,655)

Agreement with Morgan Stanley, dated
01/30/2019 to receive the total return of the
shares of B3 SA-Brasil Bolsa Balcao in exchange
for interest based on the Daily Fed Funds
Effective Rate plus 1.00%**.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Loss***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Loss – (continued)
	Brazil – (continued)
	Retail - Discount – (0.16)%
$8,390,402	2/2/2023	Magazine Luiza SA	$(2,910,310)
		Agreement with Morgan Stanley, dated 07/02/2019 to receive the total return of the shares of Magazine Luiza SA in exchange for interest based on the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$(4,758,965)

	China – (0.39)%
	Applications Software – (0.39)%
32,033,453	7/16/2024	Glodon Co., Ltd., Class A	(7,076,285)

Agreement with Morgan Stanley, dated
07/10/2020 to receive the total return of the
shares of Glodon Co., Ltd., Class A in exchange
for interest based on the Daily Fed Funds
Effective Rate plus 1.25%**.

	Total China		$(7,076,285)

	Ireland – (0.08)%
	Commercial Services - Finance – (0.08)%
5,892,408	12/14/2023	Experian PLC	(1,420,950)
		Agreement with Morgan Stanley, dated 09/07/2021 to receive the total return of the shares of Experian PLC in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Ireland		$(1,420,950)

	Japan – (0.01)%
	Office Automation & Equipment – (0.01)%
(1,235,416)	12/24/2024	Konica Minolta, Inc.	(241,547)
		Agreement with Morgan Stanley, dated 04/13/2011 to deliver the total return of the shares of Konica Minolta, Inc. in exchange for interest based on the Daily Fed Funds Effective Rate less 0.75%**.
	Total Japan		$(241,547)

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date*		December 31, 2022 Unrealized Loss***
	Swap Contracts – (continued)
	Total Return Swap Contracts - Unrealized Loss – (continued)
	Netherlands – (0.10)%
	Music – (0.10)%
$(6,972,958)	12/14/2023	Universal Music Group NV	$(1,789,966)
		Agreement with Morgan Stanley, dated 08/22/2022 to deliver the total return of the shares of Universal Music Group NV in exchange for interest based on the Daily Fed Funds Effective Rate less 0.35%**.
	Total Netherlands		$(1,789,966)
	South Korea – (0.18)%
	Petrochemicals – (0.18)%
37,345,748	8/14/2023	LG Chem, Ltd.	(3,199,215)
		Agreement with Morgan Stanley, dated 01/07/2022 to receive the total return of the shares of LG Chem, Ltd. in exchange for interest based on the Daily Fed Funds Effective Rate plus 0.90%**.
	Total South Korea		$(3,199,215)
	Sweden – (0.00)%
	Auto - Cars / Light Trucks – (0.00)%
(197,393)	1/4/2024	Volvo Car AB	(23,490)
		Agreement with Morgan Stanley, dated 10/24/2022 to deliver the total return of the shares of Volvo Car AB in exchange for interest based on the Daily Fed Funds Effective Rate less 3.00%**.
	Total Sweden		$(23,490)
	Taiwan – (0.01)%
	Electronic Components - Miscellaneous – (0.01)%
(1,549,711)	1/25/2024	AUO Corp.	(122,306)
		Agreement with Morgan Stanley, dated 07/26/2012 to deliver the total return of the shares of AUO Corp. in exchange for interest based on the Daily Fed Funds Effective Rate less 5.13%**.
	Total Taiwan		$(122,306)
	Total Return Swap Contracts - Unrealized Loss*****		$(24,550,746)
	Total Swap Contracts, net		$36,565,421

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

*
Per the terms of the executed swap agreement, no periodic payments were made. A single payment is made upon the maturity of each swap contract.

**
Financing rate is variable. Rate indicated is as of December 31, 2022.

***
The fair value of the Total Return Swap Contracts is the same as the unrealized gain/(loss). For this reason, fair value has not been separately shown. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts.

****
Includes all Total Return Swap Contracts in a gain position. The unrealized gain on these contracts are included as part of unrealized gain on Total Return Swap Contracts in the Statement of Assets, Liabilities and Members’ Capital.

*****
Includes all Total Return Swap Contracts in a loss position. The unrealized loss on these contracts are included as part of unrealized loss on Total Return Swap Contracts in the Statement of Assets, Liabilities and Members’ Capital.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (concluded)

Swap Contracts – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Applications Software	(0.39)
Audio / Video Products	0.12
Auto - Cars / Light Trucks	0.00
Bicycle Manufacturing	0.04
Building Products - Air & Heating	0.01
Building - Heavy Construction	0.33
Commercial Banks - Non-US	0.07
Commercial Services / Finance	0.04
Cosmetics & Toiletries	0.04
E-Commerce / Products	0.07
Electric Intergrated	0.02
Electronic Components - Miscellaneous	(0.01)
Finance - Other Services	(0.10)
Food - Retail	0.14
Swap Contracts – By Industry	December 31, 2022 Percentage of Members’ Capital (%)
Music	(0.10)
Office Automation & Equipment	0.01
Petrochemicals	(0.18)
Photo Equipment & Supplies	0.01
Private Equity	(0.27)
Retail - Apparel / Shoes	0.05
Retail - Building Products	0.01
Retail - Discount	(0.16)
Semiconductor Components - Integrated Circuits	0.05
Semiconductor Equipment	0.06
Web Portals / ISP	2.16
Swap Contracts	2.02%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Operations

Year Ended December 31, 2022
Investment income
Dividends (net of withholding taxes of $1,074,774)	$18,687,217
Interest	10,549,888
Total investment income	29,237,105
Expenses
Administration fees	32,026,613
Prime broker fees	23,187,309
Dividends on securities sold, not yet purchased	21,335,785
Advisor fees	9,489,367
Accounting and investor services fees	1,321,446
Interest expense	1,311,523
Legal fees	567,403
Custodian fees	487,734
Board of Managers’ fees and expenses	427,250
Audit and tax fees	537,488
Insurance expense	177,450
Printing expense	86,946
Miscellaneous	1,213,353
Total operating expenses	92,169,667
Net investment loss	(62,932,562)
Net realized and net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts
Net realized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts
Net realized gain on securities sold, not yet purchased	202,938,368
Net realized gain on swap contracts	10,496,848
Net realized gain on written options	141,962
Net realized loss on foreign currency transactions	(1,349,714)
Net realized loss on investments in securities	(115,550,847)
Net realized loss on purchased options	(232,738,124)
Total net realized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	(136,061,507)
Net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts
Net change in unrealized gain/(loss) on securities sold, not yet purchased	126,026,210
Net change in unrealized gain/(loss) on purchased options	6,506,710
Net change in unrealized gain/(loss) on written options	1,448,168
Net change in unrealized gain/(loss) on foreign currency transactions	30,422
Net change in unrealized gain/(loss) on swap contracts	(117,730,921)
Net change in unrealized gain/(loss) on investments in securities	(1,174,499,774)
Total net change in unrealized gain/(loss) on investments in securities, securities sold not yet purchased, purchased and written options, foreign currency transactions and swap contracts	(1,158,219,185)
Net realized gain and net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	(1,294,280,692)
Net decrease in Members’ Capital resulting from operations	$(1,357,213,254)
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statements of Changes in Members’ Capital

	Special Advisory Member	Members	Total
MEMBERS’ CAPITAL, December 31, 2020	$—	$3,774,355,866	$3,774,355,866
From investment activities
Net investment loss	$—	$(100,857,985)	$(100,857,985)
Net realized gain on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	—	8,833,788	8,833,788
Net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	—	(521,333,968)	(521,333,968)
Incentive allocation	—	—	—
Net decrease in Members’ Capital resulting from operations	—	(613,358,165)	(613,358,165)
Members’ Capital transactions
Capital contributions	—	318,301,559	318,301,559
Capital withdrawals	—	(166,361,974)	(166,361,974)
Net increase in Members’ Capital resulting from capital transactions	—	151,939,585	151,939,585
MEMBERS’ CAPITAL, December 31, 2021	$—	$3,312,937,286	$3,312,937,286
From investment activities
Net investment loss	$—	$(62,932,562)	$(62,932,562)
Net realized loss on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	—	(136,061,507)	(136,061,507)
Net change in unrealized gain/(loss) on investments in securities, securities sold, not yet purchased, purchased and written options, foreign currency transactions and swap contracts	—	(1,158,219,185)	(1,158,219,185)
Incentive allocation	2,610	(2,610)	—
Net decrease in Members’ Capital resulting from operations	2,610	$(1,357,215,864)	$(1,357,213,254)
Members’ Capital transactions
Capital contributions	—	64,383,878	64,383,878
Capital withdrawals	(2,610)	(204,831,538)	(204,834,148)
Net decrease in Members’ Capital resulting from capital transactions	(2,610)	(140,447,660)	(140,450,270)
MEMBERS’ CAPITAL, December 31, 2022	$—	$1,815,273,762	$1,815,273,762
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Cash Flows

Year Ended December 31, 2022
Cash flows from operating activities
Net decrease in Members’ Capital resulting from operations	$(1,357,213,254)
Adjustments to reconcile net decrease in Members’ Capital resulting from operations to net cash provided by operating activities:
Proceeds from sale of investments in securities	5,677,638,116
Purchase of investments in securities	(4,709,926,761)
Proceeds from sale of purchased options	944,396,235
Purchase of options	(1,200,011,174)
Proceeds from securities sold, not yet purchased	2,296,088,625
Cover of securities sold, not yet purchased	(2,225,013,776)
Proceeds from written options	8,087,294
Cover of written options	(5,090,264)
Net realized loss on investments in securities and purchased and written options	145,208,641
Net change in unrealized (gain)/loss on investments in securities, purchased and written options and swap contracts	1,158,249,607
Decrease in receivable for investment securities sold	64,320,551
Decrease in dividend receivable	69,142
Increase in interest receivable	(2,025,022)
Increase in other assets	(1)
Decrease in due to brokers	(404,316,285)
Increase in payable for investment securities purchased	4,153,422
Decrease in dividends payable on securities sold, not yet purchased	(723,093)
Increase in accounting and investor services fees	40,921
Decrease in accrued expenses	(244,884)
Net cash provided by operating activities	393,688,040
Cash flows from financing activities
Capital contributions	64,383,878
Capital withdrawals, net of change in withdrawals payable	(212,020,767)
Net cash used in financing activities	(147,636,889)
Net change in cash, cash equivalents and restricted cash	246,051,151
Cash, cash equivalents and restricted cash at beginning of period	229,455,546
Cash, cash equivalents and restricted cash at December 31, 2022	$475,506,697
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$1,649,800
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the Statement of Assets, Liabilities and Members’ Capital that sum to the total of the same amount above at December 31, 2022:

Cash and cash equivalents	$4,669,153
Restricted cash included in cash and cash equivalents	101,985,239
Restricted cash included in due from broker	368,852,305
Total cash, cash equivalents and restricted cash at December 31, 2022	$475,506,697
The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022

1.
Organization

Advantage Advisers Xanthus Fund, L.L.C. (the “Company”) was organized as a limited liability company under the laws of Delaware in January 1999. The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, management investment company and operates as a diversified company. The Company’s term is perpetual, but it may be dissolved under the terms of the Third Amended and Restated Limited Liability Company Agreement of the Company dated July 1, 2018. The Company’s investment objective is to achieve maximum capital appreciation. The Company pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that Alkeon Capital Management L.L.C. (“Alkeon”), the sub-investment adviser of the Company, believes are well positioned to benefit from demand for their products or services; particularly, companies that can innovate or grow rapidly relative to their peers in their markets. These companies are generally considered to be “growth companies.” As part of its investment program, the Company may also engage in the short sales of securities that Alkeon believes are overvalued. Companies that derive major portions of their revenues from technology-related business lines or which are expected to benefit from technological events are an important part of the universe of growth companies. The Company may invest without limitation, however, in other industry sectors, if those other sectors present attractive opportunities for capital appreciation. The Company’s investment portfolio includes long and short positions primarily in equity securities, purchased and written options and total return swaps on equity securities of U.S. and non-U.S. companies. Equity securities include common and preferred stocks and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights.
Responsibility for the overall management and supervision of the operations of the Company is vested in the Board of Managers of the Company (the “Board of Managers”). There are six members of the Board of Managers, one of whom is an “interested person” of the Company as defined by the Act. The Company’s investment adviser is Advantage Advisers Multi-Manager, L.L.C. (“Multi-Manager”), a subsidiary of Oppenheimer Asset Management Inc. (“OAM”) and an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”). Multi-Manager also provides certain administrative services to the Company pursuant to an administrative services agreement. Multi-Manager serves as the Company’s investment adviser pursuant to an investment advisory agreement dated July 1, 2011. OAM is the managing member of Multi-Manager and Alkeon is a non-managing member of Multi-Manager. Advantage Advisers Management, L.L.C., an affiliate of Multi-Manager (the “Special Advisory Member”), holds a non-voting special advisory member interest in the Company solely for the purpose of receiving the incentive allocation (see Note 3). OAM and Alkeon are members of the Special Advisory Member. Alkeon has been retained to manage the Company’s investment portfolio under the supervision of Multi-Manager pursuant to a Sub-Investment Advisory Agreement dated July 1, 2011.
The acceptance by the Company of initial and additional contributions from persons who purchase limited liability company interests (“Interests”) in the Company (each, a “Member” and collectively, “Members”) are subject to approval by the Board of Managers. The Company generally accepts initial and additional contributions as of the first day of each month. No

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

1.
Organization (continued)

Member has the right to require the Company to redeem any portion of its Interest. However, the Company may from time to time offer to repurchase Interests from Members. Such offers are made at such times and on such terms as may be determined by the Board of Managers, in its complete and exclusive discretion. In general, Multi-Manager recommends to the Board of Managers that the Company offer to repurchase Interests twice each year, based upon the value of Interests determined as of the end of the second fiscal quarter and as of at the end of the fiscal year.
Generally, except as provided under applicable law, a Member is not liable for the Company’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member’s share of undistributed profits and assets.
2.
Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent; however, actual results could differ from these estimates and such differences could be material.
Basis of Presentation:
The Company qualifies as an investment company under Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification 946, Financial Services — Investment Company (Topic 946), Amendments to the scope, measurement and disclosure requirements (“ASC 946”), and follows the accounting and reporting guidance of ASC 946.
The following is a summary of the Company’s significant accounting policies:
a.
Revenue Recognition

Securities transactions are recorded on a trade date basis utilizing specific identification for determining realized gains and losses associated with investment transactions. Dividends received are recorded on the ex-dividend date, net of any applicable withholding taxes. Interest income and expense are recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized using the effective interest rate method.
b.
Portfolio Valuation

The Company’s portfolio securities are valued in accordance with policies adopted by the Board of Managers, which are summarized below.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

2.
Significant Accounting Policies (continued)

b.
Portfolio Valuation (continued)

(i)
Domestic exchange traded securities (other than options and securities traded on NASDAQ) are valued as follows:

(1)
at their last composite sale prices as reported on the exchanges where those securities are traded; or

(2)
if no sales of those securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite asked prices for securities sold, not yet purchased, as reported by those exchanges.

(ii)
Securities traded on NASDAQ are valued as follows:

(1)
at their NASDAQ Official Closing Prices (“NOCP”) (which is the last trade price at or before 4:00 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last traded price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); or

(2)
if no NOCP is available, at their last sale prices on the NASDAQ prior to the calculation of the net asset value of the Company; or

(3)
if no sale is shown on NASDAQ, at their bid prices; or

(4)
if no sale is shown and no bid price is available, the securities are valued at fair value in accordance with the procedures described below.

Securities traded on foreign securities exchanges are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold, not yet purchased) as reported by such exchange.
Listed options are valued at their bid prices (or ask prices in the case of listed written options) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by, the valuation designee. Pursuant to the Company’s Portfolio Securities Valuation Procedures (the “Valuation Policy”), the Board of Managers has designated the Adviser as the “valuation designee” (in such capacity, the “Valuation Designee”) to perform the fair value determinations relating to any or all Company investments and to carry out the fair value determination functions set forth in Rule 2a-5 under the 1940 Act, subject to oversight by the Board of Managers.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

2.
Significant Accounting Policies (continued)

b.
Portfolio Valuation (continued)

Total return swaps are valued based on the values of their reference securities determined in accordance with the procedures described above, net of any contractual terms with the counterparty.
Debt securities are valued using valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units or in consultation with brokers and dealers in such securities.
Forward contracts are traded over-the-counter. The fair value of forward contracts is determined using observable inputs such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts. The Company did not hold any forward contracts during the year.
All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time such values or exchange rates are determined and the time the net asset value of the Company is determined. When such events materially affect the values of securities held by the Company or its liabilities, such securities and liabilities are fair valued as determined in good faith by, the Valuation Designee, subject to oversight by the Board of Managers. The Company includes the portion of the results of operations resulting from changes in foreign exchange rates on investments in net realized and net change in unrealized gain/(loss) on investments in securities, purchased and written options, and swap contracts on the Statement of Operations.
The determination of fair value takes into account relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of its Valuation Designee with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by Multi-Manager and the valuation method used by Multi-Manager with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of Multi-Manager; and (vii) the liquidity or illiquidity of the market for the security or other investment. As of December 31, 2022, no securities were fair valued by the Board of Managers.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

2.
Significant Accounting Policies (continued)

b.
Portfolio Valuation (continued)

The fair value of the Company’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.
During the year ended December 31, 2022, the Company followed authoritative guidance for fair value measurement. The authoritative guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The authoritative guidance establishes three levels of inputs in the hierarchy that may be used to measure fair value as follows:
Level 1 — observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. Additional information on the investments can be found in the Schedule of Portfolio Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, the Schedule of Written Options and the Schedule of Swap Contracts.
The following is a summary of the inputs used, as of December 31, 2022, in valuing the Company’s investments at fair value.
Assets:		Liabilities:
Valuation Inputs		Valuation Inputs
Level 1—Quoted Prices		Level 1—Quoted Prices
Investments in Securities		Securities Sold, Not Yet Purchased
Common Stock	$1,977,498,428	Common Stock	$776,819,495
Equity Options	186,833,713	Equity Options	1,406,900
Level 2—Other Significant		Level 2—Other Significant
Observable Inputs		Observable Inputs
Total Return Swaps	61,116,167	Total Return Swaps	24,550,746
Currency Options	3,470,892	Currency Options	—
Level 3—Other Significant		Level 3—Other Significant
Unobservable Inputs	—	Unobservable Inputs	—
Total	$2,228,919,200	Total	$802,777,141

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

2.
Significant Accounting Policies (continued)

c.
Cash and Cash Equivalents

The Company treats all highly liquid financial instruments that mature within three months at the time of purchase as cash equivalents. Restricted cash of $101,985,239 listed in the Statement of Assets, Liabilities and Members’ Capital represents funds held by the Company’s custodian, the Bank of New York Mellon (the “Custodian”), of which $93,822,512 is held as collateral for swap contracts and $4,205,176 is held as collateral for securities sold, not yet purchased, and $3,957,551 represents a 5% holdback payable to certain Members in connection with repurchase of their respective entire interest in the Company. In addition, at December 31, 2022, $103,752,822 in cash equivalents was held at the Custodian in a cash reserve account and foreign currency with a U.S. Dollar value of $2,901,570 was held by the Custodian in a foreign cash account. The Company holds foreign currency as part of its investment strategy to reduce exposure to currency risk.
The Company maintains cash in bank deposit accounts with the Custodian which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.
d.
Income Taxes

The Company is treated as a partnership for tax purposes. As a result, no Federal, state or local income taxes have been paid by the Company and Members are individually liable for the taxes on their respective shares of the Company’s income or loss. The only taxes payable by the Company on its income are foreign withholding taxes applicable to certain foreign income. The Company identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Company makes significant investments. The Company accounts for income taxes under ASC 740, Income Taxes, which provides guidance related to the evaluation of uncertain tax positions. ASC 740 requires that management evaluate whether a tax position of the Company is “more-likely-than-not” to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation process, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Derecognition of a tax benefit previously recognized could result in the Company recording a tax liability that would reduce Members’ Capital.
Based on its analysis, management has concluded that no liability for unrecognized tax exposures should be recorded related to uncertain tax positions, including consideration of penalties and interest, for open tax years. The Company accrues interest and penalties, if applicable, within country tax expense on the Statement of Operations. For the year ended December 31, 2022, the Company did not accrue any interest or penalties payable. As of December 31, 2022, the tax years that remain subject to examination by the U.S. Federal tax jurisdiction under the statute of limitations are from the year 2019 and forward and since inception in certain foreign jurisdictions. Management’s conclusions regarding the Company’s

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

2.
Significant Accounting Policies (continued)

d.
Income Taxes (continued)

uncertain tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. Management does not expect that the total amount of unrecognized tax benefit will materially change over the next twelve months.
e.
New Accounting Pronouncements

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820),” which clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The amendments affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 is effective for the Company for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. An entity that qualifies as an investment company under Topic 946 should apply the amendments in ASU No. 2022-03 to an investment in an equity security subject to a contractual sale restriction that is executed or modified on or after the date of adoption. The Company is currently evaluating the impact of adopting ASU No. 2022-03 on the financial statements.
3.
Advisory Fee, Administration Fee, Related Party Transactions and Other

Multi-Manager provides administrative and investor services to the Company for which it is paid a fee by the Company computed at the annual rate of 1.35% of Members’ Capital determined as of the start of business on the first business day of the month. It is also paid a fee by the Company for investment advisory services which is computed at the annual rate of 0.40% of Members’ Capital determined as of the start of business on the first business day of the month. Total Multi-Manager administration fees and expenses amounted to $32,026,613 and Multi-Manager advisory services fees and expenses amounted to $9,489,367 for the year ended December 31, 2022. The administration and advisory fees are computed and paid monthly in arrears to Multi-Manager.
During the year ended December 31, 2022, Oppenheimer earned $50,527 in brokerage commissions on portfolio transactions executed by it on behalf of the Company. Brokerage commissions paid by the Company are reflected in the net realized and net change in unrealized gain/(loss) on investments in securities, purchased and written options, foreign currency transactions, and swap contracts in the Statement of Operations within these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

3.
Advisory Fee, Administration Fee, Related Party Transactions and Other
(continued)

Net profits or net losses of the Company for each fiscal period (monthly) are allocated among and credited to or debited against the capital accounts of Members (but not the Special Advisory Member) as of the last day of each fiscal period in accordance with Members’ respective investment percentages for the fiscal period. In addition, so long as Multi-Manager serves as the investment adviser of the Company, Multi-Manager (or an affiliate designated by Multi-Manager) is entitled to be the Special Advisory Member of the Company. Advantage Advisers Management, LLC serves as the Special Advisory Member and, in such capacity, generally is entitled to receive an incentive allocation (the “Incentive Allocation”), charged to the capital account of each Member as of the last day of each fiscal year (and as of the date of repurchase of the entire Interest of a Member), in an amount equal to 20% of the amount by which net profits, if any, for such period exceed the positive balance in the Member’s “Loss Recovery Account,” as defined in the Company’s confidential memorandum. The Incentive Allocation is credited to the capital account of the Special Advisory Member. By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation that was credited to its account with respect to the allocation period. During the year ended December 31, 2022, an incentive allocation of  $2,610 was credited to the capital account of the Special Advisory Member of which $2,610 was payable and was included in withdrawals payable at December 31, 2022, in the Statement of Assets, Liabilities and Members Capital.
Each member of the Board of Managers (each a “Manager”) who is not an “interested person” of the Company, as defined by the Act, receives an annual retainer of  $50,000 plus a fee for each meeting attended. The lead independent Manager and the chair of the audit committee of the Board of Managers each receive a supplemental retainer of  $12,500 per annum. Total Board of Managers fees and expenses amounted to $427,250 during the year ended December 31, 2022. Managers who are “interested persons” of the Company do not receive any annual or other fee from the Company. Managers who are not “interested persons” are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.
The Custodian is responsible for maintaining custody of the Company’s cash and securities and for retaining sub-custodians to maintain custody of foreign securities held by the Company. Total custody fees and expenses amounted to $487,734 during the year ended December 31, 2022, of which $171,245 is included in the accrued expenses in the Statement of Assets, Liabilities and Members’ Capital.
BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor services agent to the Company and in that capacity provides certain accounting, recordkeeping and investor related services. The Company pays BNY Mellon a monthly fee for these services based on Members’ Capital determined as of the last day of each month, and reimburses BNY Mellon for certain expenses. Total BNY Mellon fees and expenses were $1,321,446 during the

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

3.
Advisory Fee, Administration Fee, Related Party Transactions and Other
(continued)

year ended December 31, 2022, of which $192,000 is disclosed as accounting and investor services fees payable in the Statement of Assets, Liabilities and Members’ Capital.
Morgan Stanley Fund Services USA L.L.C. (“MSFS”) is engaged to provide supplemental trade reconciliation services. The Company pays MSFS a monthly fee for such services. The total fee paid to MSFS was $205,083 during the year ended December 31, 2022, and is included in miscellaneous expense in the Statement of Operations.
Oppenheimer acts as the non-exclusive placement agent for the Company, without special compensation from the Company, and bears all costs associated with its activities as placement agent. The placement agent is entitled to charge a sales commission (placement fee) to investors of up to 3% (up to 3.1% of the amount invested) in connection with investor purchases of Interests, in its discretion. Placement fees, if any, will reduce the amount of a Member’s investment in the Company and will neither constitute an investment made by the investor in the Company nor form part of the assets of the Company. For the year ended December 31, 2022, placement fees earned by Oppenheimer were $65,731.
4.
Indemnifications

The Company has entered into various contracts that contain routine indemnification clauses. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.
5.
Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2022, were $4,709,926,761 and $5,677,638,116, respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended December 31, 2022, were $2,225,013,776 and $2,296,088,625, respectively.
At December 31, 2022, the aggregate cost for Federal income tax purposes of portfolio securities and securities sold, not yet purchased was $1,992,441,397 and $910,636,147, respectively.
For Federal income tax purposes, at December 31, 2022, accumulated net unrealized gain on portfolio securities and securities sold, not yet purchased was $307,771,387, consisting of $648,606,805 gross unrealized gain and $340,835,418 gross unrealized loss.
6.
Due from / to Broker

The Company’s prime brokers are Morgan Stanley & Co, Inc. (“Morgan Stanley”) and Merrill Lynch Professional Clearing Corp. (“Merrill Lynch”) (collectively the “Prime Brokers”).

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

6.
Due from / to Broker (continued)

Due from brokers primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the Prime Brokers as of December 31, 2022, which serves as collateral for securities sold, not yet purchased and is restricted.
The Company has the ability to trade on margin and to borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs any indebtedness. The Company pays interest on outstanding margin borrowings at the Fed Funds Effective rate plus 45 bps for balances less than $140 million and the Fed Funds Effective rate plus 200 bps for balances greater than $140 million. The Company pledges securities and cash as collateral for securities sold, not yet purchased, and margin borrowings (except for cash proceeds from the sale of securities sold, not yet purchased, held at the Prime Brokers), for which collateral is maintained in one or more segregated accounts held by the Custodian. As of December 31, 2022, the total value of this collateral was $850,852,136, comprised of pledged securities with a value of $846,646,960 which are included in investments in securities in the Statement of Assets, Liabilities and Members’ Capital and $4,205,176 of cash which is included in the cash and cash equivalents in the Statement of Assets, Liabilities and Members’ Capital. Pledged securities with a value of $710,886,247 and $135,760,713 are held at the Custodian as of such date on behalf of Morgan Stanley and Merrill Lynch, respectively. Additional cash of $368,852,305 was held as of such date as collateral for securities sold, not yet purchased of which $356,083,104 and $12,769,201 were held at Morgan Stanley and Merrill Lynch, respectively, which are included in the due from broker in the Statement of Assets, Liabilities and Members’ Capital. For the year ended December 31, 2022, the average daily amount of the margin borrowings was $90,551,213 and the daily weighted average annualized interest rate was 1.45%. The Company has borrowings outstanding at December 31, 2022, totaling $45,575,400, which is recorded as due to broker in the Statement of Assets, Liabilities and Members’ Capital.
7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Company trades various financial instruments and enters into various transactions with off-balance sheet risk. These financial instruments include options, forwards, swaps and securities sold, not yet purchased. Generally, these financial instruments (other than long options positions) represent future commitments to purchase or sell other financial instruments or to make certain payments on specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

Securities sold, not yet purchased, represents obligations of the Company to deliver specified securities and thereby creates a liability on the part of the Company to purchase such securities in the future at prevailing market prices. Accordingly, these transactions involve off-balance sheet risk as the Company’s ultimate obligation to purchase of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Primarily, the Company’s investments in securities sold, not yet purchased, and amounts included in due from/due to brokers, are positions with the Prime Brokers. Accordingly, the Company has a concentration of individual counterparty credit risk with the Prime Brokers. The Company maintains cash with the Prime Brokers and pledges securities in an account at the Custodian for the benefit of the Prime Brokers to meet margin requirements as determined by the Prime Brokers. (see Note 6)
Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political, regulatory and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.
The Company has invested approximately 12.49% of Members’ Capital in equity securities, options (including both long and short) and swap contracts of Chinese companies. Political, social or economic changes in the Chinese market, as well as factors affecting international trade and finance (including the imposition by the U.S. of tariffs on Chinese goods), may have a greater impact on the value of the Company’s portfolio due to this concentration of investment in Chinese companies than would be the case absent of such concentration.
The Company may enter into forward contracts to hedge against foreign currency exchange rate risk for its foreign currency denominated assets and liabilities due to adverse foreign currency fluctuations against the U.S. Dollar.
Forward currency transactions are contracts or agreements for delayed delivery of specific currencies in which the seller agrees to make delivery at a specified future date of specified amount of a currency. Risks associated with these transactions are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates. Forward contracts are traded over-the-counter, and thus are subject to counterparty risk and can be illiquid. The fair value of forward contracts is obtained by applying exchange rates to notional amounts stated in the applicable contract. The gross unrealized gain is reported as an asset in the Statement of Assets, Liabilities and Members’ Capital and the gross unrealized loss is reported as a liability in the Statement of Assets, Liabilities and Members’ Capital. As of December 31, 2022, the Company did not hold forward contracts.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

In some cases, the Company uses total return swaps to obtain long or short investment exposure in lieu of directly purchasing or selling an equity security. A swap is a contract under which two parties agree to make payments to each other based on changes in specified interest rates, in a specified index or in the value of a specified security or other instrument, applied to a stated, or “notional”, amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps (which can also include contracts for difference), depending on the type of index or instrument used to calculate the payments. Such swaps increase or decrease the Company’s investment exposure to the particular interest rate, currency, commodity or equity involved. The Company determines the value of swaps based on the value of the securities or other assets to which the swaps relate as determined using the Company’s valuation procedures that are outlined in Note 2b. As of December 31, 2022, the counterparty for all of the total return swaps is Morgan Stanley. Any income earned from the swaps’ underlying instruments (i.e., dividends and interest) will be paid proportionately upon the unwinding of the swap or at its maturity. The change in value of a swap, including any amounts of financing interest and income earned from the underlying instrument but not yet paid, is reported as a net change in unrealized gains or losses in the Statement of Operations. Unrealized gains on swap contracts are reported as an asset and unrealized losses on swap contracts are reported as a liability in the Statement of Assets, Liabilities and Members’ Capital. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap contract. The net realized gain/(loss) on swap contracts is reflected in the Statement of Operations within these financial statements.
Swap contracts entered into by the Company require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap contract generally will be equal to only the net amount to be paid or received under the contract based on the relative payment obligations of each party (the “net amount”).
Certain equity swaps in which the Company engages have the effect of providing economic leveraging of the Company’s assets. Such leverage can be significant. As such, the impact of an adverse change in the value of securities subject to swaps may result in losses to the Company that are greater than the nominal value of the swap as shown on the Company’s financial statements.
When the Company enters into swaps, it is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance. The Company is exposed to significant concentration of credit risk as the counterparty to all of the Company’s swap contracts is Morgan Stanley, one of the Prime Brokers. The risk of loss with respect to swaps is limited to the net amount of payments that the Company is contractually obligated to make. If the counterparty to a swap contract defaults on its obligation to the Company, the Company’s risk of loss consists of the net amount of payments that the Company contractually is entitled to receive

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

from the counterparty, which may be different than the amounts recorded in the Statement of Assets, Liabilities and Members’ Capital. The Company considers the creditworthiness of its counterparties and maintains trading relationships with well established counterparties to minimize potential credit risk.
The unrealized gain/(loss) amount presented in the Schedule of Swap Contracts, rather than the notional amount, represents the approximate future cash to be received or paid (i.e., the fair value) on each swap contract, respectively, as of December 31, 2022. The net change in unrealized gain/(loss) on swap contracts is reflected in the Statement of Operations within these financial statements.
Total return swap agreements contain provisions that require the Company to maintain a predetermined level of Members’ Capital and/or provide limits regarding decline in the Company’s Members’ Capital over one month, three months and twelve month periods. If the Company were to violate such provisions, the counterparty to a total return swap could terminate it and request immediate payment or demand increased collateral for the net obligation owed by the Company to the counterparty. Further, the agreements state that, if the authority of Multi-Manager or Alkeon is terminated and an acceptable successor is not appointed, the swaps will terminate.
As of December 31, 2022, $93,822,512 was posted by the Company as collateral related to its total return swaps. This amount is included in the cash and cash equivalents in the Statement of Assets, Liabilities and Members’ Capital within these financial statements and is restricted.
The Company may purchase put and call options on securities and use other derivative instruments in order to gain exposure to or protect against changes in the markets or the prices of securities. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as investment securities.
The Company may also write (sell) put and call options on securities and use other derivative instruments in order to gain exposure to or protect against changes in the markets or the price of a security. Option contracts serve as components of the Company’s investment strategy and are utilized to structure investments with the goal of enhancing the performance of the Company.
When the Company writes an option, the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. In writing an option, the Company bears the market risk of an unfavorable change in

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

the price of the security or index underlying the option. Exercise by a counterparty of an option written by the Company could require the Company to sell or buy a security at a price different from its current market price.
The Company follows authoritative guidance on disclosures about derivative instruments and hedging activities. Authoritative guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. All accounting policies and disclosures have been made in accordance with authoritative guidance and are incorporated for the current period as part of the disclosures within this note.
Multi-Manager believes the average quarterly notional amount shown in the table below is the most relevant measure of derivatives activity and is indicative of the Company’s volume of derivatives activity during the year ended December 31, 2022.
Purchased Currency options:
Average notional amount	$19,500,217
Purchased Equity options:
Average notional amount	$2,651,573,953
Written Equity options:
Average notional amount	$13,560,000
Total Return swaps:
Average notional amount	$331,279,780
The Company is exposed to certain additional risks relating to derivatives. The primary underlying risk of investing in total return swaps and equity options is equity price risk. The primary underlying risk of investing in currency options is currency exchange risk.
The following tables identify the change in unrealized gain/(loss) and the gross and net realized and unrealized gain/(loss) on derivative instruments. The gross unrealized gain and gross unrealized loss for total return swaps (equity price risk) are disclosed as an asset and a liability, respectively, in the Statement of Assets, Liabilities and Members’ Capital. As of December 31, 2022, $186,833,713 and $3,470,892 of the December 31, 2022 fair value of the purchased options disclosed in the Statement of Assets, Liabilities and Members’ Capital have equity price risk and currency price risk, respectively. As of December 31, 2022, $1,406,900 of the December 31, 2022 fair value of the written options disclosed in the Statement of Assets, Libilities and Members' Capital have equity price risk. The net change in unrealized gain/(loss) on purchased options, written options and swaps are reflected in the Statement of Operations within these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

The Primary Underlying Risk is Equity Price Risk	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
Total Year ended December 31, 2021
Purchased Equity Options	$7,982,206	$29,960,859	$(21,978,653)
Written Equity Options	—	—	—
Total Return Swaps	176,653,422	22,357,080	154,296,342
Total Year ended December 31, 2021	$184,635,628	$52,317,939	$132,317,689
Total Year ended December 31, 2022
Purchased Equity Options	$15,955,196	$29,929,538	$(13,974,342)
Written Equity Options	1,448,168	—	1,448,168
Total Return Swaps	61,116,167	24,550,746	36,565,421
Total Year ended December 31, 2022	$78,519,531	$54,480,284	$24,039,247
Total net change in unrealized gain/(loss)	$(106,116,097)	$2,162,345	$(108,278,442)
The Primary Underlying Risk is Currency Risk	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
Total Year ended December 31, 2021
Purchased Currency Options	$—	$1,359,139	$(1,359,139)
Total Year ended December 31, 2021	$—	$1,359,139	$(1,359,139)
Total Year ended December 31, 2022
Purchased Currency Options	$—	$2,856,740	$(2,856,740)
Total Year ended December 31, 2022	$—	$2,856,740	$(2,856,740)
Total net change in unrealized gain/(loss)	$—	$1,497,601	$(1,497,601)
The following table identifies the gross and net realized gain/(loss) on derivative instruments. The net realized loss on derivatives are reflected in the Statement of Operations within these financial statements.
The Primary Underlying Risk is Equity Price Risk	Gross Realized Gain	Gross Realized Loss	Net Realized Gain/(Loss)
Purchased Equity Options	$266,390,646	$493,853,458	$(227,462,812)
Written Equity Options	973,805	831,843	141,962
Total Return Swaps	45,408,148	34,911,300	10,496,848
Total	$312,772,599	$529,596,601	$(216,824,002)

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

7.
Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk
(continued)

The Primary Underlying Risk is Currency Risk	Gross Realized Gain	Gross Realized Loss	Net Realized Gain/(Loss)
Purchased Currency Options	$2,345,819	$7,621,131	$(5,275,312)
Written Currency Options	—	—	—
Total	$2,345,819	$7,621,131	$(5,275,312)

8.
Other Risks

The full impact of the coronavirus (COVID-19) outbreak continues to evolve as of the date of this report. As such it is uncertain as to the full magnitude that the pandemic will have on the Company's financial condition. The extent of the impact on the financial performance of the Company will depend on future developments, including (i) the duration and spread of the outbreak, (ii) governmental restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Company’s investments is impacted because of these factors for an extended period, the performance of the Company may be adversely affected.
Additionally, in February 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Company cannot currently be predicted.
During the 2022 calendar year, central banks throughout the world increased interest rates dramatically, which in turn resulted in certain inflationary pressures and created a challenging outlook for interest rates, US equity prices and economic growth. These inflationary pressures were further exacerbated by the Russia-Ukraine conflict described above. Though initially believed by the US Federal Reserve to be transitory, the relatively high inflation rates were sustained throughout the year and continue to remain high. The relatively high inflation rates have fueled market concerns regarding a potential economic recession in the future. The duration of these high inflation rates cannot currently be predicted.
9.
Balance Sheet Offsetting

In the normal course of business, the Company enters into swaps that are governed by an agreement with Morgan Stanley. The agreement allows the Company and Morgan Stanley, as counterparty, to make net payments in respect of all transactions in the same currency, settling

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (continued)

9.
Balance Sheet Offsetting (continued)

on the same date. The Company posts cash as collateral with the Custodian to secure the Company’s obligations to the counterparty. Such cash is held by the Custodian in a segregated account and its use is restricted. (see Note 6).
In the event that the Company fails to post collateral or to comply with any restrictions or provisions of a swap contract, the counterparty has the right to set-off any amounts payable by the Company with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose such posted collateral to satisfy any outstanding obligations.
The table below presents the swaps that are set-off, if any, as well as collateral delivered, related to those swaps. The Company presents all swaps as gross unrealized gain or loss in the Statement of Assets, Liabilities and Members’ Capital.
Offsetting of Financial Assets and Derivative Assets
	Gross Amount of Assets as Presented in the Statement of Assets, Liabilities and Members’ Capital	Gross Amounts Not Offset in the Statement of Assets, Liabilities and Members’ Capital		Net Amount
		Financial Instruments	Cash Collateral Received
Total return swaps	$61,116,167	$(24,550,746)	$—	$36,565,421
Total	$61,116,167	$(24,550,746)	$—	$36,565,421
Offsetting of Financial Liabilities and Derivative Liabilities
	Gross Amounts of Liabilities as Presented in the Statement of Assets, Liabilities and Members’ Capital	Gross Amounts Not Offset in the Statement of Assets, Liabilities and Members’ Capital		Net Amount
		Financial Instruments	Cash Collateral Pledged(a)
Total return swaps	$24,550,746	$24,550,746	$—	$—
Total	$24,550,746	$24,550,746	$—	$—

(a)
Collateral pledged to counterparties is based on notional exposure. There is $93,822,512 of collateral pledged to counterparties related to derivatives trading activities which is included in the cash and cash equivalents’ restricted cash in the Statement of Assets, Liabilities and Members’ Capital.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2022 (concluded)

10.
Financial Highlights

The following represents the ratios to average Members’ Capital and other supplemental information for each period indicated:
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Members’ Capital, end of period (000s)	$1,815,273	$3,312,937	$3,774,356	$2,008,674	$1,445,445
Ratio of net investment loss to average Members’ Capital**	(2.79%)	(2.76%)	(2.66%)	(2.46%)	(2.97%)
Ratio of expenses to average Members’ Capital**	4.09%	3.21%	3.37%	4.26%	4.39%
Ratio of incentive allocation to average Members’ Capital	0.00%***	0.00%	10.30%	5.51%	0.02%
Portfolio Turnover	173%	92%	151%	85%	136%
Total return-gross*	(40.69%)	(15.51%)	70.93%	42.87%	(6.10%)
Total return-net*	(40.69%)	(15.51%)	56.74%	35.60%	(6.10%)
Ratio of average borrowings to average Members’ Capital	4.01%	8.10%	4.24%	3.08%	2.66%

*
Total return assumes a purchase of an Interest on the first day and a sale of the Interest on the last day of the period noted, gross/net of incentive allocation to the Special Advisory Member, if any. The figures do not include the effect of any placement fees imposed by the placement agent.

**
Does not reflect the effect of incentive allocation to the Special Advisory Member, if any.

***
Less than 0.01%

An individual Member’s ratios and returns may vary from the above based on the timing of the Member’s capital transactions.
11.
Subsequent Events

Management has evaluated the impact of subsequent events on the Company through the date the financial statements were issued. Management has determined that there are no material events that would require additional disclosure in the Company’s financial statements, except as disclosed below.
The Company received initial and additional contributions from Members of $3,067,000 from January 1, 2023 through February 27, 2023.

Advantage Advisers Xanthus Fund, L.L.C.

Supplemental Information (Unaudited)

I.
Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.
Information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the SEC’s website at http://www.sec.gov.
II.
Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC quarterly on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited)

Information pertaining to the Managers is set forth below. Additional Information about the Company is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.
Independent Managers
Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Luis Rubio, 67 Manager	Indefinite; Since May 2003	President of Centro de Investigacion Para el Desarrollo, A.C. (Center of Research Development) (2000 to present) and Director of same (1984 – 2000); Adjunct Fellow of the Center for Strategic and International Studies; Director of The Asia Tigers Fund, Inc. and The India Fund, Inc.; and Director of Empresa Ica SA de CV, a Mexican construction company (since 2006).	1
Janet L. Schinderman, 71 Manager	Indefinite; Since May 2003	Education consultant specializing in international relations, board management and initiating special projects; Associate Dean for Special Projects and Secretary to the Board of Overseers at Columbia Business School from 1990 until June 2006; and Independent director for nine registered investment companies advised by The Central Park Advisers, LLC.	1

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (continued)

Independent Managers (continued)
Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Jesse H. Ausubel, 71 Manager	Indefinite; Since May 1999	Director, Program for the Human Environment and Senior Research Associate, The Rockefeller University (1993 to present); Director, Richard Lounsbery Foundation (1998 to present, Chair since 2017); Adjunct Scientist, Woods Hole Oceanographic Institution (1990 to present).	1
Todd T. Milbourn, 53 Manager	Indefinite; Since February 2016	Professor of Finance at Olin Business School, Washington University in St. Louis (since 2010); Senior Associate Dean of Faculty and Research at Olin Business School, Washington University in St. Louis (since 2013).	1
Michael J. Murphy, 67 Manager	Indefinite; Since August 2016	Private investor (since 2013); Founding Partner and Managing Director, Libertas Partners LLC/Knight Capital Group Inc. (2004 – 2013).	1
Interested Manager
Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Bryan McKigney,* 64 President, CEO, and Manager	Indefinite; Manager since December 1, 2004; President and CEO since September 23, 2004	Mr. McKigney is a Managing Director and the President of Oppenheimer Asset Management Inc. since April 2015. He was the Chief Administrative Officer prior thereto. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993).	1

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (continued)

Company Officers
The Board of Managers has selected the following persons to serve as officers of the Company:
Name, Age, Address(1) and Position(s) with the Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vineet Bhalla, 62 Chief Financial Officer	One year; Since July 27, 2005
Mr. Bhalla has been an Executive Director at Oppenheimer Asset Management since January 2016 and a Senior Director since May 2005. From July 2002 to May 2005, he was an Assistant Vice President at Zurich Capital Markets Inc., a Director of the Client Service Group at GlobeOp Financial Services, and a Senior Consultant at Capital Markets Company. Prior to that, he was a Vice President at Blackrock Financial Management since June 1999. Mr. Bhalla is a Certified Public Accountant. He graduated with an MBA from Saint Mary’s University, Halifax, Canada in 1986.

Salvatore Faia, 60 Chief Compliance Officer	One year; Since December 31, 2014	President, Vigilant Compliance, LLC since 2004; and Director of EIP Growth and Income Fund since 2005.
Deborah Kaback, 71 Chief Legal Officer	One year; Since July 23, 2003
Ms. Kaback has been a Managing Director at Oppenheimer Asset Management since June 2003. She was Executive Director of CIBC World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at Oppenheimer Capital from April 1989 through November 1999.

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (concluded)

Company Officers (concluded)
Name, Age, Address(1) and Position(s) with the Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bryan McKigney, 64 President, CEO, and Principal Manager	One year term for President and CEO; since September 23, 2004. Indefinite term for Principal Manager; since December 1, 2004
Mr. McKigney is a Managing Director and the President of Oppenheimer Asset Management Inc. since April 2015. He was the Chief Administrative Officer prior thereto. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993).

*
“Interested Person” of the Company as defined in the Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Company and as the President of Oppenheimer Asset Management Inc., which is the managing member of the Adviser.

(1)
The address of each Manager and officer is c/o Oppenheimer Asset Management, 85 Broad Street, New York, NY 10004.

(2)
Officers are not compensated by the Company.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited)

The investment objective of Advantage Advisers Xanthus Fund, L.L.C. (the “Company”) is to achieve maximum capital appreciation. There were no material changes to the Company’s investment objective over the past year.
Investment Strategies
The Company pursues its objective by investing its assets primarily in equity securities of U.S. and foreign companies that Alkeon Capital Management, L.L.C. (the “Sub-Adviser”) believes are well positioned to benefit from demand for their products or services, particularly companies that can innovate or grow rapidly relative to their peers in their markets. These types of companies are generally considered to be “growth companies.” In addition, as part of its investment strategy, the Company effects short sales of securities that the Sub-Adviser believes are overvalued. “Equity securities” purchased by the Company may include common and preferred stocks (including initial public offerings of securities), convertible securities, stock options (call and put options), warrants and rights and other investments that possess equity characteristics.
Companies that derive a major portion of their revenues directly or indirectly from technology-related business lines or which are expected to benefit from technological events, advances or products (such companies, “Technology Companies”) are an important part of the universe of growth companies. Technology Companies currently are a significant component of the Company’s investment program. The Company may invest without limitation, however, in other market sectors, if the Sub-Adviser believes that investments in these other sectors present attractive opportunities for capital appreciation. In such circumstances, investments in technology related companies and companies affected by technological developments may represent a smaller segment of the Company’s investment portfolio.
The Company is not subject to any restriction as to market capitalization of companies in which it invests; nevertheless, the Sub-Adviser considers market capitalization of companies in making its investment decisions for the Company to the extent that affects the risks of investment. The Company may invest a significant portion of its assets in securities of  “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their operations or assets located outside of the U.S. The Company’s investments in foreign issuers may include companies that are located in, or conduct business in, emerging or less developed countries. These investments are typically subject to certain risks to a much greater degree than investments in developed countries.
The Company effects short sales of securities when the Sub-Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. Under circumstances when the Sub-Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Company’s portfolio may have a “net-short bias,” where the dollar value of the short positions exceeds the dollar value of long positions. The Company may also effect short sales for hedging purposes. Due to limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and operational requirements, the Company generally expects that no more than 50 percent of its total assets to be represented by short sales.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

The Company may also make frequent use of leverage for investment purposes, including to facilitate short sales of securities. In this regard, the Company may make margin purchases of securities, borrow money from banks and enter into reverse repurchase agreements. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests. Certain of the Company’s transactions in derivatives may also constitute the use of leverage. Borrowings and other investment positions considered to be “senior securities” for purposes of the 1940 Act are subject to a 300% asset coverage requirement imposed by the 1940 Act. The Sub-Adviser may also use total return swaps, including equity, interest rate, index and currency rate swaps, as well as swaptions, to gain long or short investment exposures in lieu of purchasing or selling an equity security directly.
In addition to the investment strategies described above, the Company may, from time to time, invest in debt securities and certain derivative instruments (in addition to options and swaps), such as forward contracts, futures, options on stock indices and structured-equity notes. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.
The Company may also purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and are designed to track the investment performance of a specified index, market sector or basket of securities and shares of similar investment vehicles that are not registered under the 1940 Act and effect short sales of these shares. Transactions in these types of securities may be used in seeking capital appreciation or for hedging purposes. The Sub-Adviser has broad discretion in making investments for the Company.
During periods of adverse market conditions in the equity securities markets, the Company may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities or money market instruments or may hold its assets in cash. The Company also invests in money market instruments for liquidity purposes.
While the Company may trade commodity interests, the Adviser, with respect to the Company, has claimed an exclusion from the definition of the term “commodity pool operator” (a “CPO”) pursuant to U.S. Commodity Futures Trading Commission Rule 4.5. Therefore, the Adviser is not subject to the obligations of a registered CPO under the Commodity Exchange Act with respect to the Company. The Adviser qualifies for an exclusion with respect to the Company under Rule 4.5 on the basis that, among other things, the Company does not engage in significant levels of commodity interest trading other than possibly for hedging purposes.
There were no material changes to the Company’s principal investment strategies over the past year.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

Investment Policies
The Company has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Company’s outstanding voting securities (as defined by the 1940 Act):
(1)
The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector.

(2)
The Company will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Company of  “senior securities” representing indebtedness, to the extent permitted by the 1940 Act.

(3)
The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(4)
The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company’s investment policies.

(5)
The Company will not purchase or sell commodities or commodity contracts, but the Company may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company’s investment policies as in effect from time to time.

(6)
The Company will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The investment objective of the Company is also fundamental and may not be changed without a vote of a majority (as defined by the 1940 Act) of the Company’s outstanding voting securities.
There were no material changes to the Company’s investment policies over the past year.
Principal Risks
The securities and instruments in which the Company invests, and the investment techniques used by the Company involve certain risks. There can be no assurance that the Company’s investment objective will be achieved. Prospective investors should invest only if they can sustain a complete loss of their investment. To the extent that the Company makes substantial investments in securities of issuers in a single industry sector, the risk of any investment decision is increased. In addition, the value of the Company’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments. Investors could lose some or all of their investment.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

The section below does not describe all risks associated with an investment in the Company. Additional risks and uncertainties may also adversely affect and impair the Company.
There were no material changes to the Company’s principal risks over the past year, other than to reflect the implementation of new regulatory requirements applicable to the Company, including pursuant to Rule 18f-4 and 2a-5 under the 1940 Act.
General Risks
Risks Related to the Nature of Investments
There can be no assurance that Advantage Advisers Multi-Manager, L.L.C. (the “Adviser”) will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio (especially fixed income securities) may fluctuate as the general level of interest rates fluctuates. Furthermore, in addition to market and economic conditions affecting the securities markets generally, the Company’s investments and its performance will be affected by risk factors particular to the specific sectors in which it invests.
Risks of Equity Securities
The success of the Company’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Company’s investments. Unexpected volatility or illiquidity could impair the Company’s profitability or result in losses.
A significant portion of the Company’s investment portfolio normally consists of long and short positions in common stocks and other equity securities (including derivatives, such as swap agreements, having returns linked to the prices of such stocks and securities). The value of the Company’s equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.
The Company’s investments in equity securities of U.S. companies may include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, the Company may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of exchange listed companies. There is no minimum required market capitalization of the companies in which the Company may invest, and the Company may invest a portion of its assets in securities of companies having smaller market capitalizations. Investments in companies with smaller market capitalizations are generally riskier than investments in larger, well-established companies.

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

Risks of Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company’s ability to achieve its investment objective.
Risks of Bonds and Other Fixed-Income Securities
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).
The Company may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
Risks of Exchange Traded Funds and Other Similar Instruments
Generally, ETFs in which the Company invests are investment companies that are registered under the 1940 Act and hold portfolios of common stocks designed to track the performance of a particular index. Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.
Because ETFs and pools that issue similar instruments bear various fees and expenses, the Company’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Sub-Adviser considers the expenses associated with an investment in determining whether to invest in an ETF or other instrument.
Sector Concentration Risk
Although the Company operates as a diversified investment company under the 1940 Act, its investments may be concentrated in one or more industry sectors. To the extent that a relatively high percentage of the Company’s assets are invested in the securities of issuers within one or more industry sectors, the Company’s investment portfolio will be more susceptible to risk of loss from events affecting issuers within particular industry sectors, as well as from economic, political or regulatory events affecting those sectors, than the portfolio of an investment company not focused on issuers in those sectors.
The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector. However, it may invest 25% or more of its assets in securities of issuers engaged in related industries within a particular industry sector, including industries related to identical products. Such related industries may be similarly affected by a single economic, political or regulatory event or development affecting their common products.
Risks of Technology Company Securities
Investing in securities of Technology Companies involves certain risks. These risks include: the fact that certain companies in the Company’s portfolio may have limited operating histories; rapidly changing technologies may cause a company’s products to become obsolete; cyclical patterns in technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investor sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the prices of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and thus cause the Company’s performance to experience substantial volatility.
Risks of Growth Company Securities
Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (continued)

companies may also be more expensive relative to their earnings or assets as compared to value or other types of stocks.
Risk of Net-Long Bias
The Company’s portfolio has historically operated with a “net-long bias,” i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions. As a result, in a declining equity market environment, operating with a net-long bias could subject the Company’s portfolio to more downside volatility than would be the case if the Company’s portfolio had greater short exposure.
Foreign Securities; Emerging Markets; Currency Risks
Foreign securities in which the Company may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices and expenses; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes on interest, dividends, capital gains or other income or gross sale or disposition proceeds; and difficulties in invoking legal process abroad and enforcing contractual obligations.
Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. In addition, the Company may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.
Foreign Currency Transactions
Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Company agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Company contracted to receive in the exchange. The Sub-Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
The Company may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. There may be imperfect correlation between the Company’s foreign securities holdings and the forward contracts entered into with respect to those holdings. There is no requirement that the Company hedge all or any portion of its exposure to foreign currency risks.

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Leverage Risks
Although leverage will increase investment return if the Company earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Company fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of the Company’s investment portfolio. In the event of a sudden, precipitous drop in value of the Company’s assets, the Company might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Company also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The 1940 Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the Company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Company incurs the indebtedness. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Company will comply with its Derivative Risk Management Policy, which requires, among other things, the Company to constrain its use of derivatives by the Company’s value at risk (“VaR”) calculation each trading day in a manner consistent with Rule 18f-4 under the 1940 Act. The Board of Managers has appointed Greg Jakubowsky of Alkeon as the Company’s derivatives risk manager (the “DRM”) to oversee the administration of the Company’s Derivative Risk Management Policy. The DRM’s reports and compliance activities are subject to review and oversight by OAM, pursuant to the Company’s Derivative Risk Management Policy.
Short Sales
The Company may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. There is a risk that the securities borrowed to effect a short sale may need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Company might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Company’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Company.
During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such

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restrictions and disclosure requirements may make it difficult for the Sub-Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Company’s ability to pursue its investment strategy. The general negative perceptions of short-sellers may also limit the Sub-Adviser’s access to management of various issuers and hamper its research efforts.
Repurchase Agreements Risk
Repurchase agreements are agreements under which the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Company may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.
Reverse Repurchase Agreements Risk
Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Company’s investment portfolio.
Risks of Purchasing Initial Public Offerings
The Company may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Company to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors, or may be otherwise undercapitalized.
Risks of Special Investment Instruments and Techniques
The Company may utilize a variety of special investment instruments and techniques to hedge its investment portfolio against various risks or for non-hedging purposes to pursue the Company’s investment objective. These strategies may be executed through derivative transactions. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and, when derivatives are used for hedging purposes, there is the risk that changes in the value of a derivative held by the Company will not correlate with the underlying instruments or the respective fund’s other investments that are being hedged. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Company’s use of derivatives will comply with its Derivative Risk

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Management Policy, which requires, among other things, the Company to constrain its use of derivatives by the Company’s VaR calculation each trading day in a manner consistent with Rule 18f-4 under the 1940 Act.
The instruments the Company may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Company may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Company’s investment objective. There is no requirement that the Company hedge its portfolio or any of its investment positions.
Call and Put Options on Individual Securities.   The Company may purchase call and put options in respect of specific securities and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. The sale of a covered call option by the Company exposes the Company during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of a covered put option exposes the Company during the term of the option to a decline in price of the underlying security while depriving the Company of the opportunity to invest the segregated assets. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. Over-the-counter options purchased and sold by the Company may also include options on baskets of specific securities.
Warrants and Rights.   Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.
Call and Put Options on Securities Indices.   A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Company will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally. Accordingly, successful use by the Company of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.
Currency Options.   The Company may engage in transactions for currency options either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk, among others.

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Additional Derivative Transactions.   The Company may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. Special risks may apply to instruments that are invested in by the Company in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Company. Most swap agreements entered into by the Company require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Company’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Company is contractually obligated to make, and may involve significant economic leverage. Swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.
Lending Portfolio Securities
Lending portfolio securities may result in income to the Company, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Company may incur a loss if securities purchased with the collateral from securities loans decline in value.
When-Issued and Forward Commitment Securities
The Company may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Company. When-issued securities and forward commitments may be sold prior to the settlement date. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The Company’s use of when-issued and forward commitment securities will comply with its Derivative Risk Management Policy, which requires, among other things, the Company to constrain its use of derivatives by the Company’s VaR calculation each trading day in a manner consistent with Rule 18f-4 under the 1940 Act. Under the Derivative Risk Management Policy, the VaR of the Company’s investment portfolio may not exceed 200% of the VaR of the designated unleveraged index that has been approved by the DRM. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Company on a forward basis will not honor its purchase obligation. In these cases, the Company may incur a loss.
Risks Relating to the Operations and Investment Activities of the Company
Systems and Operational Risks
Failures in the systems employed by the Adviser, prime brokers, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or

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settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. Disruptions in the Company’s operations may cause the Company to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.
Cybersecurity Risk
With the increased use of technologies such as the internet to conduct business, the Company’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber incidents affecting the Adviser, the Sub-Adviser and other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Company’s ability to calculate its net asset value, impediments to trading, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Company invests, counterparties with which the Company engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Members) and other parties.
Climate Change-Related Risks
The environmental effects of climate change could have materially adverse effects on the securities held by the Company. In addition to the physical, economic and geo-political risks associated with climate change, there are transition risks. The willingness of certain governments, industries and businesses, especially those that profit from, or have a reliance on, fossil fuels, to adapt to climate change or transition to sustainable practices may also adversely affect the securities. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain industries whose activities or products are seen as accelerating climate change, or ill-positioned in light of the economic and social demands imposed by climate change. The values of securities whose performance is linked to assets and revenue streams that are exposed to climate change risk may readily be affected by both long-term, systemic effects of climate change, as well as severe environmental events whose occurrence is inherently unpredictable.
Assumption of Catastrophe Risk
The Company may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters; war, terrorism and other armed conflicts; cyberterrorism; major or prolonged power outages or network interruptions; and public health crises, including infectious disease outbreaks, epidemics and pandemics. To the extent that any such event occurs and has a material effect on global financial markets or specific markets or issuers in which the Company invests, the risks of loss can be substantial and could have a material adverse effect on the Company and the limited partners’ investments therein.

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Additionally, in February 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Company cannot currently be predicted.
Counterparty Risks
If there is a default by a counterparty, the Company under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Company being less than if the Company had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of the Company’s securities from such counterparty or the payment of claims therefore may be significantly delayed and the Company may recover substantially less than the full value of the securities entrusted to such counterparty.
Counterparty and Service Provider Relationships.   There can be no assurance that the Company will be able to maintain the relationships it has established to obtain financing, derivative intermediation and prime brokerage services that permit the Company to trade in any variety of markets or asset classes over time. An inability to maintain such relationships could limit the Company’s trading activities, create losses, preclude the Company from engaging in certain transactions or prevent the Company from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Company’s business due to the Company’s reliance on such counterparties.
Creditworthiness of Prime Brokers and Other Service Providers.   Although the Company generally engages U.S. broker-dealers as its prime brokers, the prime brokerage arrangements will include contractual relationships within a prime broker’s group of affiliates, some of which may be located outside of the United States, as well as provisions allowing for transfer of the Company’s assets to sub-custodians located in various jurisdictions. Bankruptcy laws and other laws and regulations relating to the protection of assets of the Company held by the financial institution vary substantially by jurisdiction, type of legal entity, and are very complex and uncertain and can involve the risk of loss or inability to access any or all of the assets of the Company held by a financial institution that becomes subject to the bankruptcy or insolvency regime. Company assets may be held with U.S. broker-dealers or U.S. or non-U.S. banks or their affiliates and the risks associated with assets held at each of these various institutions may differ substantially. The effect of these laws and their application to the Company’s assets are subject to substantial limitations and uncertainties, particularly in the event of insolvency or other similar events. Even in countries where applicable law provides protection to assets of clients, such protections may not adequately protect the Company from risk of loss.
The Company could experience losses if the clients’ claims exceed the amount of client assets such brokers actually held at the time of the insolvency. In light of the extensive, and sometimes complex,

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financing and trading arrangements that the Company has with its prime brokers, the Company faces the risks, among other things, that the assets of the Company might be transferred out of its accounts or might be in accounts which do not benefit from client asset protection or that a prime broker will have a security interest in the assets of the Company that it holds. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a prime broker or any of its sub-custodians, agents or affiliates, it is impossible to generalize about the effect of their insolvency on the Company and its assets. Investors should assume that the insolvency of any of the Company’s prime brokers could result in the loss of all or a substantial portion of the Company’s assets held by such prime broker, whether as a result of losing a proprietary interest in any of its assets, a substantial delay, which could be years, in their return or the uncertain outcome of pursuing a claim as a creditor in an insolvency. Although the Company evaluates the creditworthiness of the Company’s prime brokers and other service providers, it is often impossible to obtain sufficient information to make fully informed judgments or determinations of the risk that a particular financial institution may fail, particularly given the speed with which a financial institution’s creditworthiness may decline when faced with liquidity pressures. The failure of a prime broker could have a material adverse effect on the Company.
Counterparty Default.   Generally, the Company will not be restricted from dealing with any particular counterparty. The Company is always subject to the risk that a counterparty may not timely settle a transaction, perform its obligations in accordance with contractual terms and conditions, or otherwise not perform its obligations to make due payment or delivery (thus causing the Company to suffer a loss which may be material). Moreover, for many transactions, the Company is required to post collateral to its counterparty, and a failure of that counterparty or its affiliates could result in a loss of that collateral. In the event that a counterparty defaults on its obligations for any reason, the Company may incur replacement costs of transactions, losses associated with other assets which the failed transaction was intended to hedge, and fees and expenses in seeking redress (which may be uncertain in outcome).
Active Management Risk
The Company’s investment program emphasizes active management of the Company’s portfolio. Consequently, the Company’s portfolio turnover and brokerage commission expenses may exceed those of other registered investment companies. A high portfolio turnover rate may also result in the greater realization of capital gains, including short-term gains which are taxable to investors at the same rates as ordinary income.
Risks Related to Valuation
The Company’s assets may be invested in privately placed securities of publicly traded or private companies. These investments may be difficult to accurately value. In light of the foregoing, there is a risk that an investor who withdraws all or part of its investment while the Company holds such private investments will be paid an amount less than it would otherwise be paid if the actual value of such private investments is higher than the fair market value designated by the Company. Similarly, there is a risk that such investor might, in effect, be overpaid if the actual value of the private investment is lower than the fair market value designated by the Company. To the extent any of the Company’s securities are

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overvalued, the Adviser and the Sub-Adviser might receive a larger fee than they would otherwise be entitled to receive. In addition, if the Company’s portfolio is inaccurately valued, there is a risk that the Sub-Adviser may not be able to effectively manage the Company’s investment portfolio, adhere to any investment guidelines or restrictions, or properly manage risk. Any such inaccuracy could adversely affect investors.
Pursuant to the Company’s Portfolio Securities Valuation Procedures the Board of Managers has designated the Adviser as the “valuation designee” to perform the fair value determinations relating to any or all Company investments and to carry out the fair value determination functions set forth in Rule 2a-5 under the 1940 Act, subject to oversight by the Board of Managers.
Risks Related to Special Situations
The Company may invest in companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in workouts, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Company of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Company may be required to sell its investment at a loss.
Risks Related to Restricted and Illiquid Investments
To the extent the Company invests in securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if such securities are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration such as Rule 144A under the 1933 Act (such securities, “Restricted Securities”), and a qualified institutional buyers become uninterested in such securities, such investments could have the effect of increasing the level of the Company’s illiquidity. Where registration is required to sell a Restricted Security, the Company may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Company may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company might obtain a less favorable price than prevailed when it decided to sell. Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Sub-Adviser or at prices approximating the value at which the Company is carrying the securities.
Temporary Investments; U.S. Government Securities Risk
During periods of adverse market conditions in the equity securities markets, or otherwise for defensive purposes, the Company may temporarily invest all or a substantial portion of its assets in high quality fixed-income securities, including money market instruments, including U.S. Government Securities, commercial paper, and certificates of deposit, as well as shares of money market mutual funds, or may temporarily hold cash or cash equivalents in such amounts as the Sub-Adviser deems appropriate under

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the circumstances. In lieu of purchasing money market instruments, the Company may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. If a U.S. Government agency or instrumentality in which the Company invests defaults and the U.S. Government does not stand behind the obligation, the value of the Company’s investment portfolio could fall.
Risks Relating to Market Conditions Generally
General Economic and Market Conditions
The success of the Company’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Company’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations).
Governmental Interventions
Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Company’s strategies.
Interest Rate Increases
Recent and potential future changes in government monetary policy may affect the level of interest rates. During the 2022 calendar year, central banks throughout the world increased interest rates dramatically, which in turn resulted in certain inflationary pressures and created a challenging outlook for interest rates, US equity prices and economic growth. These inflationary pressures were further exacerbated by the Russia-Ukraine conflict which began in February 2022. Inflation rates continue to remain high, both in the US and abroad. To the extent the inflation rates remain high in the future, such rates may continue to result in periods of market volatility and may fuel market concerns regarding a potential economic recession. The duration of the current inflation rates cannot currently be predicted.
Systemic Risk
Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other interdependent financial institutions. Financial intermediaries, such as clearing houses, banks, securities firms and exchanges with which the Company interacts, as well as the Company, are all subject to systemic risk. A systemic failure could have material adverse consequences on the Company and on the markets for the financial instruments in which the Company seeks to invest.

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Dodd-Frank Act
The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010, and resulted in extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage and the financial industry as a whole. It may take years to understand the impact of the Dodd-Frank Act on the financial industry as a whole, and therefore, the continued uncertainty may make markets more volatile and make it difficult for the Adviser to execute the investment strategy of the Company.
Regulation in the Derivatives Industry
The Dodd-Frank Act has had a significant impact on the derivatives industry. Though many rules and regulations have been finalized, there are others that are still in the proposal stage and more that will be introduced. Differences between regulatory regimes may make it more difficult or costly for dealers, prime brokers, futures commission merchants, custodians, exchanges, clearing houses and other entities, such as the Company, to comply with and follow various regulatory regimes. There are significant legal, operational, technological and trading implications that result from the Dodd-Frank Act and related rules and regulations that may make it difficult or impossible for the Company to enter into otherwise beneficial transactions.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives and certain other financial instruments by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding certain asset segregation and coverage practices. Among other requirements, the rule requires the Company to trade derivatives and other financial instruments that create future payment or delivery obligations subject to value-at-risk (“VaR”) leverage limits. The Company’s ability to use derivative investments in some market conditions could potentially be affected as a result of compliance with the new rule.
The Board of Managers has appointed Greg Jakubowsky of Alkeon as the Company’s derivatives risk manager (the “DRM”) for purposes of Rule 18f-4. The DRM’s reports and compliance activities are subject to review and oversight by OAM, pursuant to the Company’s Derivatives Risk Management Policy.
Central Clearing
In order to mitigate counterparty risk and systemic risk in general, various U.S. and international regulatory initiatives are underway to require certain derivatives to be cleared through central clearinghouses. While such clearing requirements may be beneficial for the Company in many respects, the Company could be exposed to new risks, such as the risk that an increasing percentage of derivatives will be required to be standardized and/or cleared through central clearinghouses, and as a result the Company may not be able to hedge its risks or express an investment view as well as it would using customizable derivatives available in the over-the-counter markets. The Company may have to split its derivatives portfolio between centrally cleared and over-the-counter derivatives, which may result in operational inefficiencies and an inability to offset risk between centrally cleared and over-the counter positions, and which could lead to increased costs. Another risk is that the Company may be subject to

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more onerous and more frequent (daily or even intraday) margin calls from both the Company’s futures commission merchant and the clearinghouse.
Although standardized clearing for derivatives is intended to reduce risk, it does not eliminate risk. Derivatives clearing may also lead to concentration of counterparty risk, namely in the clearinghouse and the Company’s futures commission merchant. The failure of a clearinghouse or futures commission merchant could have a significant impact on the financial system.
MiFD II
The package of European Union market infrastructure reforms known as “MiFID II” increased regulation of trading platforms and firms providing investment services in the European Union. Among its many market infrastructure reforms, MiFID II has brought in: (i) significant changes to pre- and post-trade transparency obligations applicable to financial instruments admitted to trading on EU trading venues (including a new transparency regime for non-equity financial instruments); (ii) an obligation to execute transactions in shares and derivatives on an EU regulated trading venue; and (iii) a new focus on regulation of algorithmic and high frequency trading. These reforms may lead to a reduction in liquidity in certain financial instruments over time, as some of the sources of liquidity exit European markets and may result in significant increases in transaction costs.
Although the full impact of these reforms is difficult to assess at present, it is possible that the resulting changes in the available trading liquidity options and increases in transactional costs may have an adverse effect on the ability of the Adviser to execute the investment program.
Discontinuation of LIBOR
It is expected that the U.S. dollar London Interbank Offered Rate (“LIBOR”), which is commonly used as a reference rate within various financial contracts (any such rate, a “Reference Rate”), will not be published after June 30, 2023. In anticipation of the end of LIBOR, the United States and other countries have worked to replace LIBOR with alternative Reference Rates. The Secured Overnight Financing Rate (“SOFR”) is the Reference Rate recommended by the Alternative Reference Rates Committee (the “ARRC”). As a general matter, the expected discontinuation of LIBOR may significantly impact financial markets; specifically, discontinuation may impact financial contracts to which the Company is a party. With respect to financial contracts to which the Company is a party, including certain swaps and other derivatives, any such contract that has a maturity that extends beyond June 2023 and uses LIBOR as a Reference Rate may need to be renegotiated, the process of which will consume resources of the Company. Investors should expect that the Company will be a party to SOFR-based contracts, or contracts utilizing other alternative reference rates, in the near-future.
Coronavirus Risks
In December 2019, the virus SARS-CoV-2, which causes the coronavirus disease known as COVID-19, was first identified in the human population. The disease spread around the world, resulting in the temporary closure of many corporate offices, retail stores, and manufacturing facilities across the globe, as well as the implementation of travel restrictions and remote working and “shelter-in-place” or similar

Advantage Advisers Xanthus Fund, L.L.C.

INVESTMENT PROGRAM (Unaudited) (concluded)

policies by numerous companies and national and local governments. The short-term and long-term impact of COVID-19 on the operations of the Adviser and the performance of the Company is difficult to predict. Any potential impact on such operations and performance will depend to a large extent on future developments and actions taken by authorities and other entities to contain COVID-19 and its economic impact.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Managers (the “Board”) has determined that Todd Milbourn is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the “Audit Committee”) and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $228,200 for 2022 and $221,562 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,150 for 2022 and $5,000 for 2021. Audit related fees principally include fees associated with the executive read of the semi-annual statements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $170,435 for 2022 and $135,266 for 2021. Tax fees include fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $87,594 for 2022 and $481,427 for 2021.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non–audit services that the registrant’s independent auditors provide to the registrant and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by approval of the full Committee.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable as the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was not greater than 50 percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $298,029 for 2022 and $616,693 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

PROXY VOTING

A. Proxy Voting Policy.

The firm has retained Institutional Shareholder Services, Inc. (“ISS”) to provide research and recommendations on proxy voting issues and to facilitate the electronic voting of proxies.

ISS has authority to vote the proxies for each Client Account, in accordance with the policies described below.

1. General Policy. The Firm instructs each Client Account’s custodian to deliver to ISS all proxy solicitation materials that the custodian receives for that Client Account.

The Firm provides to ISS a listing of securities held “long” in each Client Account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Firm, through ISS, will vote proxies on behalf of Client Accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Firm has instructed ISS to make voting decisions on behalf of each Client Account based on the proxy voting guidelines that ISS provides to the Firm. The Firm may override ISS’ voting decisions if the Firm deems it in the best interests of the Client Account. The Firm has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

2. Conflicts of Interest. Due to the size and nature of the Firm’s operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Client Account over proxy voting.

The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Firm believes that it places the interests of the Client Accounts ahead of the Firm’s own interests by following ISS’ recommendations.

If the Firm determines that the foregoing proxy voting policies do not adequately address a material conflict of interest related to a proxy, the Firm will, in its exclusive discretion, either (a) direct ISS to vote the proxy in accordance with ISS’ recommendation or (b) provide the affected client with copies of all proxy solicitation materials that the Firm receives with respect to that proxy, notify that client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request, and request that the client consent to the Firm’s intended response. If the client consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the client objects to the Firm’s intended response, the Firm will vote the proxy as directed by the client.

3. Shareholder Proposals by the Firm. The Firm may submit a shareholder proposal on behalf of a Client Account only if the Firm believes that the proposal would provide a substantial overall benefit to the Client Account.

4. Disclosures to Clients. The Firm includes in Part 2 of its Form ADV (1) a summary of these proxy voting policies and procedures, (2) an offer to provide a copy of these to clients on request, and (3) information concerning how a client may obtain a report summarizing how the Firm voted proxies on behalf of such client. At the request of a client or Investor (other than a RIC), the Firm provides that client or Investor with a copy of this Part VIII and a report summarizing all proxy solicitations the Firm received with respect to the applicable Client Account during the period requested and action taken by the Firm on each such proxy.

Regarding the Firm’s proxy votes on behalf of its RIC clients, the Firm will provide that RIC with the information required to be disclosed by that RIC pursuant to ICA Rule 30b1-4 and SEC Form N-PX promulgated thereunder, including:

a. The name of the issuer of the portfolio security;

b. The exchange ticker symbol of the portfolio security;

c. The CUSIP number for the portfolio security (unless not available through reasonable practical means, e.g., in the case of certain foreign issuers);

d. The shareholder meeting date;

e. A brief identification of the matter voted on;

f. Whether the matter was proposed by the issuer or by a security holder;

g. Whether the Firm cast its vote on the matter;

h. How the Firm cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i. Whether the Firm cast its vote for or against management.

B. Records.

See Part IX (Recordkeeping Requirements), Section B.9. regarding records that must be maintained relating to these proxy voting policies and procedures.

C. Ongoing Monitoring of Proxy Voting Process.

The Firm has adopted ISS’s proxy voting guidelines as its own and evaluated ISS’s processes for evaluating individual matters. Based on that review, the Firm believes that ISS has a process reasonably designed to follow its guidelines when making voting recommendations and then pre-populating votes on the Firm’s behalf. Nevertheless, the Firm periodically reminds its investment personnel to consider any additional information that may reasonably cause the Firm to override ISS’s recommendations, particularly with respect to highly contested or controversial1 issues that have a material effect on the value of the issuers.

D. General Procedures for Evaluating Proxy Advisory Firm.

The Firm will periodically evaluate ISS, its proxy voting guidelines and other matters related to ISS’s processes for making recommendations.

1. Proxy Voting Guidelines. The Firm should review ISS’s latest proxy voting guidelines to assess whether such guidelines continue to reflect the Firm’s own assessment of the factors that should be considered in voting in its clients’ best interests. As part of this process, the Firm should consider whether ISS has adequately disclosed its methodologies in formulating voting recommendations, such that the Firm can understand the factors underlying ISS’s voting recommendations. In addition, the Firm should consider the nature of any information sources that ISS uses as a basis for its voting recommendations (including when and how ISS engages with issuers and third parties).

1 This may include, for example, major acquisitions involving corporate events (takeovers, mergers and acquisition transactions, dissolutions, conversions, or consolidations) or contested director elections where a shareholder has proposed its own slate of directors.

2. Research and Recommendation Process. The Firm may choose to assess: (i) the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis (of which the Firm becomes aware and deems credible and relevant to its voting determinations) materially affected ISS’s research or recommendations on the Firm’s behalf; (ii) whether ISS appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and (iii) the effectiveness of ISS’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. The Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers includes some examples of criteria that the Firm may choose to consider to perform this assessment.

3. Capacity and Competency. The Firm may assess whether ISS has the capacity and competency to adequately analyze the matters for which the Firm is responsible for voting. In this regard, the Firm may consider, among other things, the adequacy and quality of ISS’s staffing, personnel, and/or technology.

4. Intake of Input from Issuers and Client. The Firm may assess whether ISS has an effective process for seeking timely input from issuers and its clients (such as the Firm) with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes. For example, if peer group comparisons are a component of the substantive evaluation, the Firm should consider how ISS incorporates appropriate input in formulating its methodologies and construction of issuer peer groups. Where relevant, the Firm should also consider how ISS, in constructing peer groups, takes into account the unique characteristics regarding the issuer, to the extent available, such as the issuer’s size; its governance structure; its industry and any particular practices unique to that industry; its history; and its financial performance.

5. Conflicts of Interest. The Firm may assess ISS’s policies and procedures regarding how it identifies and addresses conflicts of interest. The Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers2 includes some examples of ways to perform this analysis.

6. Business Changes. The Firm may request updates from ISS regarding any organizational or business changes that may affect its capacity and competency to provide independent proxy voting advice or carry out voting instructions.

E. Annual Review.

The Firm’s annual review of its overall compliance program will include a review and documentation of its evaluation of the adequacy of the foregoing Proxy Voting Policy to ensure that has been formulated reasonably and implemented effectively, including whether it continues to be reasonably designed to ensure that the Firm casts votes on behalf of its clients in the best interest of such clients.

2 Investment Advisers Release No. 5325 (2019)

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Mr. Panayotis ("Takis") Sparaggis, the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC (“Alkeon”), has served since the Fund’s inception as the Fund’s principal portfolio manager (the “Portfolio Manager”) and is the lead member of Alkeon’s Investment Team. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s Portfolio Manager. Mr. Sparaggis founded Alkeon in January 2002. From May 1995 until the founding of Alkeon, Mr. Sparaggis was employed by CIBC World Markets Corp or its predecessors.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the other accounts that Mr. Sparaggis managed as of December 31, 2022:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Panayotis Sparaggis	Registered Investment Companies:	1	$6,839,168,910	1	$6,839,168,910
	Other Pooled Investment Vehicles:	11	$7,204,731,166	11	$7,204,731,166
	Other Accounts:	$0	$0	$0	$0

Conflicts of Interests

Conflicts of interest arise when a Portfolio Manager also has day-to-day responsibilities with respect to one or more accounts. These conflicts include:

•	Allocation of Limited Time and Attention. Because the Portfolio Manager manages other accounts, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

•	Allocation of Investment Opportunities. If the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts. Moreover, the Portfolio Manager has differing economic interests in respect of such activities.

•	Pursuit of Differing Strategies. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

•	Fees; Differing Economic Interests. The Portfolio Manager manages other accounts that are subject to different fees or in which the Portfolio Manager has a greater economic interest. This could create a conflict because the Portfolio Manager may benefit if a more attractive investment is allocated to an account that bears greater fees or in which the Portfolio Manager has a greater economic interest.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic advances and the income from the profits of Alkeon Capital Management, LLC derived by him as its controlling principal. The level of Alkeon Capital Management's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

The table below sets forth beneficial ownership of interests of the registrant by the Portfolio Manager as of December 31, 2022:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Panayotis Sparaggis	$0

(b)	Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advantage Advisers Xanthus Fund, L.L.C.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(Principal Executive Officer)

Date	March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(Principal Executive Officer)

Date	March 7, 2023

By (Signature and Title)*	/s/ Vineet Bhalla
Vineet Bhalla, Chief Financial Officer
(Principal Financial Officer)

Date	March 7, 2023

* Print the name and title of each signing officer under his or her signature.